                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               The PNC(R) Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                                     N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                THE PNC(R) FUND

                         ------------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         ------------------------------

                                                                December 4, 1995

To the Shareholders of
The PNC Fund

     A Special Meeting of Shareholders of The PNC Fund (the "Fund") will be held on January 4, 1996 at 10:00 A.M. (Eastern Time) at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 for the following purposes:

          (1) To elect 5 Trustees;

          (2) To consider and vote on the ratification of the selection of Coopers & Lybrand, LLP as the Fund's independent accountant for the fiscal year ending September 30, 1996;

          (3) To consider and vote on a new investment advisory agreement with PNC Asset Management Group, Inc. and new sub-advisory agreements;

          (4) To consider and vote on approval of a distribution plan for the Fund's Service Shares and Institutional Shares;

          (5) To consider and vote on approval of a revised fundamental borrowing limitation for the Fund's Managed Income, Intermediate Government, Short-Term Bond, Intermediate-Term Bond, Government Income and Balanced Portfolios; and

          (6) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. If you cannot be present at the meeting, we urge you to complete and promptly return the enclosed Proxy in order that the meeting may be held and a maximum number of shares may be voted.

MORGAN R. JONES
Secretary

                                THE PNC(R) FUND
                              400 BELLEVUE PARKWAY
                                   SUITE 100
                           WILMINGTON, DELAWARE 19809

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The PNC Fund (the "Fund") for use at a Special Meeting of Shareholders to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware on January 4, 1996 at 10:00 A.M. (Eastern Time). As used in this Proxy Statement, the meeting and any adjournment thereof is referred to as the "Meeting"; the Fund's investment portfolios are called "Portfolios"; and the Fund's shares are called "Shares."

     It is expected that the solicitation of proxies will be primarily by mail. The Fund's officers and service contractors may also solicit proxies by telephone, telegraph or personal interview. The Fund will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person. This Proxy Statement and each enclosed form of proxy ("Proxy") are expected to be distributed to shareholders on or about December 6, 1995.

     The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to each proposal.

                     PROPOSAL                            SHAREHOLDERS SOLICITED
     -----------------------------------------  -----------------------------------------
1 -- Election of 5 Trustees.                    Each Portfolio (except the New Jersey
                                                Municipal Money Market Portfolio) voting
                                                together in the aggregate.*
2 -- Ratification of the selection of Coopers   Each Portfolio (except the New Jersey
     & Lybrand, LLP as independent accountant   Municipal Money Market Portfolio) voting
     for the fiscal year ending September 30,   together in the aggregate.*
     1996.
3 -- Approval of new Investment Advisory and    Each Portfolio (except the Index Equity
     Sub-Advisory Agreements.                   Portfolio) voting separately on a
                                                Portfolio-by-Portfolio basis.
4 -- Approval of Distribution Plan.             Each Institutional Share class and each
                                                Service Share class voting separately on
                                                a class-by-class basis.
5 -- Approval of revised fundamental borrowing  Each Bond and Balanced Portfolio (as
     limitation.                                defined below) voting separately on a
                                                Portfolio-by-Portfolio basis.

---------------

* The New Jersey Municipal Money Market Portfolio had not commenced investment operations as of November 8, 1995, the record date for this Proposal.

     A Proxy is enclosed with respect to each Portfolio and class in which you own Shares. If you own Shares in more than one Portfolio or class, each Proxy enclosed should be completed in full. If a Proxy is executed properly and returned, Shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete each enclosed Proxy and mail it in the enclosed reply envelope.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE APPROVAL OF EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

                                   PROPOSAL 1

    (ALL PORTFOLIOS EXCEPT THE NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO)

     At the Meeting shareholders will be asked to consider the election of five Trustees, which constitutes the entire Board of Trustees of the Fund. Each elected Trustee will hold office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his successor is elected and qualifies, and (2) until a Trustee resigns or until his term as a Trustee is terminated in accordance with the Fund's Declaration of Trust. Normally, there will be no meetings of shareholders for the purpose of electing Trustees except as required by the Investment Company Act of 1940 (the "1940 Act"). See "Voting Information -- Annual Meetings" below. The Trustees may, as permitted by the 1940 Act, appoint additional Trustees without shareholder approval.

     All Shares represented by valid Proxies will be voted in the election of Trustees for each nominee named below, unless authority to vote for a particular nominee is withheld. The five nominees who receive the highest number of votes cast at the Meeting will be elected as Trustees. Cumulative voting is not permitted. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If a nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Trustees may recommend, unless the Board decides to reduce the number of Trustees serving on the Board.

     Messrs. Wilmerding and Santomero are incumbent Trustees who are standing for re-election, and were last elected at a shareholder meeting held on September 10, 1993. In addition, the Trustees of the Fund who are not "interested persons" of the Fund as defined in the 1940 Act (the "Non-Interested Trustees") have nominated Messrs. Albertini, Clark and Hernandez as new Trustees to be voted on by the shareholders.

     The following table contains relevant information about the nominees:

                                TRUSTEE                  BUSINESS EXPERIENCE
          NAME           AGE     SINCE                 DURING PAST FIVE YEARS
------------------------ ---   ---------   -----------------------------------------------
William O. Albertini*... 52       N/A      Executive Vice President and Chief Financial
                                           Officer since February 1995, Vice President and
                                           Chief Financial Officer from January
                                           1991 - February 1995, Bell Atlantic Corporation
                                           (a diversified telecommunications company);
                                           Chairman, President and Chief Executive Officer
                                           from August 1989 - January 1991, Bell Atlantic
                                           Enterprises International, Inc.; Director,
                                           Groupo Iusacell, S.A. de C.V. since June 1994;
                                           Director, American Waterworks, Inc. since May
                                           1990; Trustee, The Carl E. & Emily I. Weller
                                           Foundation since October 1991.
Raymond J. Clark**...... 60       N/A      Treasurer of Princeton University since 1987;
                                           Trustee, The Compass Capital Group of Funds
                                           since 1987; Trustee, United Way-Princeton Area
                                           Communities from 1992-4; Trustee, Chemical Bank
                                           New Jersey Advisory Board from 1994 until 1995;
                                           Trustee, American Red Cross-Mercer County
                                           Chapter since 1995; and Trustee, United
                                           Way-Greater Mercer County since 1995.
Robert M.
  Hernandez***.......... 51       N/A      Director since 1991, Vice Chairman and Chief
                                           Financial Officer since 1994, Executive Vice
                                           President - Accounting & Finance and Chief
                                           Financial Officer from 1991 to 1994, Senior
                                           Vice President - Finance and Treasurer from
                                           1990 to 1991, USX Corporation (a diversified
                                           company principally engaged in energy and steel
                                           businesses); Director, ACE Limited; Trustee,
                                           Allegheny General Hospital and Allegheny
                                           Health, Education and Research Foundation;
                                           Director, Marinette Marine Corporation;
                                           Director; Pittsburgh Baseball, Inc.; and
                                           Director and Chairman of the Board, RMI
                                           Titanium Company.

                                TRUSTEE                  BUSINESS EXPERIENCE
          NAME           AGE     SINCE                 DURING PAST FIVE YEARS
------------------------ ---   ---------   -----------------------------------------------
Anthony M. Santomero.... 49    September   Deputy Dean from 1990 to 1994, Richard K.
                                 1993      Mellon Professor of Finance since April 1994,
                                           Director, Wharton Financial Institutions Center
                                           since July 1995, and Dean's Advisory Council
                                           Member since July 1984, The Wharton School,
                                           University of Pennsylvania; Associate Editor,
                                           Journal of Banking and Finance since June 1978;
                                           Associate Editor, Journal of Economics and
                                           Business since October 1979; Associate Editor,
                                           Journal of Money, Credit and Banking since
                                           January 1980; Research Associate, New York
                                           University Center for Japan-U.S. Business and
                                           Economic Studies since July 1989; Editorial
                                           Advisory Board, Open Economics Review since
                                           November 1990; Director, The Zweig Fund and The
                                           Zweig Total Return Fund; Director or Trustee of
                                           the following investment companies advised by
                                           PNC Bank Corp. affiliates: Temporary Investment
                                           Fund, Inc., Trust for Federal Securities,
                                           Municipal Fund for Temporary Investment,
                                           Provident Institutional Funds, Inc., Municipal
                                           Fund for New York Investors, Inc. and Municipal
                                           Fund for California Investors, Inc.
David R.
  Wilmerding, Jr........ 60      April     President, Gates, Wilmerding, Carper &
                                 1989      Rawlings, Inc. (investment advisers) since
                                           February 1989; Director, Beaver Management
                                           Corporation; Director, Trustee or Managing
                                           General Partner of the following investment
                                           companies advised by PNC Bank Corp. affiliates:
                                           Temporary Investment Fund, Inc., Trust for
                                           Federal Securities, Municipal Fund for
                                           Temporary Investment, Provident Institutional
                                           Funds, Inc., Independence Square Income
                                           Securities, Inc. and Chestnut Street Exchange
                                           Fund.

---------------

  * Mr. Albertini's spouse and daughter previously owned 200 and 298 shares, respectively, of PNC Bank Corp. Common Stock. Mr. Albertini's spouse and daughter no longer own any PNC Bank Corp. stock.

 ** Mr. Clark may be considered an "interested person" of the Fund, as defined in the 1940 Act, because his adult son will be an employee of PNC Bank, National Association.

*** On December 4, 1995, Mr. Hernandez owned approximately 425,729 shares of the
     Pennsylvania Municipal Money Market Portfolio of the Fund. As of the date of this proxy, the Trustees (including the nominees) and officers of the Fund, as a group, owned less than 1% of the outstanding Shares of each Portfolio.

     The Board of Trustees of the Fund held eight meetings during the last fiscal year, which ended on September 30, 1995. The Board does not have standing nominating or compensation committees.

However, pursuant to the plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act for certain classes of Shares of the Portfolios, the Non-Interested Trustees of the Fund are responsible for the selection and nomination of candidates to serve as Non-Interested Trustees. The Board of Trustees, including the Non-Interested Trustees, are prepared to review nominations from shareholders to fill any future vacancies on the Board in written communications delivered to the Fund at its address on page 1.

     As of March 30, 1994, the Board of Trustees appointed an audit committee comprised of Mr. Wilmerding and two other Trustees of the Fund (Messrs. Robert
R. Fortune and Rodney D. Johnson) who will retire in January, 1996. The audit committee is responsible for reviewing the audit work of the Fund's independent accountant and recommending to the Board of Trustees the annual selection of the Fund's independent accountant. The audit committee met once during the fiscal year ended September 30, 1995.

     The Fund currently pays each Trustee $5,500 per year plus $500 for each Board meeting or committee meeting attended. The Chairman is paid an additional retainer of $5,000 per year. The Trustees are reimbursed for expenses incurred by them in connection with their duties. No officer, director or employee of the Fund's investment adviser, sub-advisers, distributor or administrators currently receives any compensation from the Fund.

     The following table summarizes the compensation for the Fund's fiscal year ended September 30, 1995 for the two incumbent Trustees who are standing for re-election:

                                                       PENSION OR                       TOTAL
                                                       RETIREMENT                    COMPENSATION
                                                        BENEFITS       ESTIMATED       FROM THE
                                        AGGREGATE      ACCRUED AS       ANNUAL           FUND
                                      COMPENSATION    PART OF FUND   BENEFITS UPON     AND FUND
        NAME OF PERSON/POSITION       FROM THE FUND     EXPENSES      RETIREMENT     COMPLEX(1),(2)
    --------------------------------  -------------   ------------   -------------   ------------
    Anthony M. Santomero,...........     $ 9,000           n/a            n/a          $ 51,000
      Trustee
    David R. Wilmerding, Jr.,.......     $ 9,500           n/a            n/a          $ 63,200
      Trustee

---------------

(1) The Fund paid additional compensation in the amount of $42,500 to four additional Trustees who are retiring in January 1996.

(2) Includes total compensation from the Fund and from Temporary Investment Fund, Inc., Trust for Federal Securities, Municipal Fund for Temporary Investment, Provident Institutional Funds, Inc. and Portfolios for Diversified Investment and (i) in the case of Mr. Wilmerding, Independence Square Income Securities, Inc. and Chestnut Street Exchange Fund, and (ii) in the case of Mr. Santomero, Municipal Fund for New York Investors, Inc. and Municipal Fund for California Investors, Inc. Each of these investment companies is advised by the Fund's current investment adviser or an affiliate of the adviser.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH NOMINEE FOR TRUSTEE OF THE FUND.

                                   PROPOSAL 2

    (ALL PORTFOLIOS EXCEPT THE NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO)

     Shareholders are also being asked to ratify the selection of Coopers & Lybrand, LLP ("Coopers & Lybrand") as independent accountant for the Fund's fiscal year ending September 30, 1996. Unless instructed otherwise, the persons named as proxies in the accompanying Proxy card will vote for Coopers & Lybrand.

     The Board of Trustees of the Fund, including all of the Non-Interested Trustees, selected Coopers & Lybrand as the independent accountant for the fiscal year ending September 30, 1996 at a meeting held on September 29, 1995. Coopers & Lybrand has stated that it has no material direct or indirect financial interest in the Fund. Coopers & Lybrand (or its predecessor firm), with offices at 2400 Eleven Penn Center, Philadelphia, PA 19103, has served as the Fund's independent accountant since its commencement of operations in 1989.

     As part of its audit of the Fund's financial statements for the fiscal year ended September 30, 1995, Coopers & Lybrand reviewed the Fund's annual reports to shareholders and its related filings with the Securities and Exchange Commission (the "SEC"); reviewed and tested for compliance with various rules and regulations applicable to investment companies; inspected securities three times during the year; and reviewed the accounting controls and procedures in connection with the audit. In addition, Coopers & Lybrand performed additional non-audit services for the Fund in connection with various mergers and filings.

     A representative of Coopers & Lybrand is expected to be available at the Meeting should any matter arise requiring consultation with the accountant, and Coopers & Lybrand will be given the opportunity to make a statement if it chooses.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND AS INDEPENDENT ACCOUNTANT OF THE FUND.

                                   PROPOSAL 3

               (ALL PORTFOLIOS EXCEPT THE INDEX EQUITY PORTFOLIO)

     At the Meeting, shareholders of each Portfolio, except the Index Equity Portfolio, will be asked to approve a new Investment Advisory Agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new Sub-Advisory Agreement between PAMG and a PNC Bank Corp. affiliate (together, the "Sub-Advisers") as discussed below. Copies of the form of new Investment Advisory and Sub-Advisory Agreements (the "New Investment Advisory Agreement" and "New Sub-Advisory Agreements," respectively, and together the "New Agreements") are attached to this Proxy Statement as Exhibit A. The following description of the New Agreements is qualified in its entirety by Exhibit A.

     The terms and conditions of, and the fees payable under, the New Agreements are substantially identical to those of the Portfolios' current agreements, except for (i) their dates, (ii) the contracting parties, (iii) the sub-advisory fee rates payable by PAMG with respect to the Fund's Money Market, Municipal Money Market, Government Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money

Market and New Jersey Municipal Money Market Portfolios (together the "Money Market Portfolios") and (iv) the allocation of investment advisory and sub-advisory responsibilities between PAMG and PIMC for the Money Market Portfolios.

     In particular, under the Fund's current agreements, (i) PNC Institutional Management Corporation ("PIMC") serves as the investment adviser of each Portfolio, (ii) PNC Bank, National Association ("PNC Bank") serves as sub-adviser of the Money Market Portfolios, (iii) PNC Bank serves as sub-adviser of the Balanced Portfolio and (iv) PNC Equity Advisors Company ("PEAC") serves as sub-adviser of the Core Equity Portfolio. Under the New Agreements, (i) PAMG, the parent company of PIMC, will serve as the investment adviser of each Portfolio, (ii) PIMC will serve as sub-adviser of the Money Market Portfolios,
(iii) Provident Capital Management, Inc. ("PCM") and BlackRock Financial Management, Inc. ("BlackRock") will serve as co-sub-advisers of the Balanced Portfolio and (iv) PCM will serve as sub-adviser for the Core Equity Portfolio. In addition, although the investment advisory fee rates payable by the Money Market Portfolios will not change, the sub-advisory fee rate payable by PAMG to PIMC, as the Portfolios' sub-adviser, will change. Currently, PNC Bank is entitled to receive a sub-advisory fee payable at the annual rate of .05% of the average daily net assets of each Money Market Portfolio. Under the New Sub-Advisory Agreement, PIMC will continue to provide daily portfolio management for the Money Market Portfolios, and will be entitled to receive a sub-advisory fee from PAMG payable at the following annual rates for each Money Market Portfolio (considered separately on a Portfolio-by-Portfolio basis): .40% of the first $1 billion of each Portfolio's average daily net assets, .35% of the next $1 billion of each Portfolio's average daily net assets, .325% of the next $1 billion of each Portfolio's average daily net assets and .30% of the average daily net assets of each Portfolio in excess of $3 billion.

     Except as noted above, the current Sub-Advisers of the Portfolios will not change.

     In the New Investment Advisory Agreement, PAMG agrees, subject to the general supervision of the Fund's Board of Trustees and in accordance with each Portfolio's investment objective and policies, either directly or through a sub-adviser, to manage each Portfolio's assets, and to provide investment research and to be responsible for, make decisions with respect to and place orders for all purchases and sales of portfolio securities. Any fees or compensation payable to sub-advisers or other subcontractors are to be paid by PAMG.

     Under the New Sub-Advisory Agreements, the Sub-Advisers will supervise the day-to-day operations of the Portfolios, subject to the oversight and supervision of PAMG and the Fund's Board of Trustees. Pursuant to each such Sub-Advisory Agreement, the Sub-Adviser will: (i) provide investment research and credit analysis concerning a Portfolio's investments, (ii) conduct a continual program of investment for the Portfolio's assets, (iii) determine what securities and other investments will be purchased, retained or sold by the Portfolio, (iv) place orders for all purchases and sales of the investments made for the Portfolio, and (v) maintain the books and records as are required to support the Fund's operations (in conjunction with record-keeping and accounting functions performed by PAMG as investment adviser).

     Under the New Agreements, PAMG and the Sub-Advisers are entitled to fees, computed daily and payable monthly, at the following annual rates:

                                                ANNUAL INVESTMENT ADVISORY/SUB-ADVISORY FEE
                                               (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
                                         ---------------------------------------------------------
                                             BOND PORTFOLIOS(1)           EQUITY PORTFOLIOS(2)
                                         ---------------------------   ---------------------------
                                          INVESTMENT    SUB-ADVISORY    INVESTMENT    SUB-ADVISORY
         AVERAGE DAILY NET ASSETS        ADVISORY FEE       FEE        ADVISORY FEE       FEE
    -----------------------------------  ------------   ------------   ------------   ------------
    first $1 billion...................       .50%           .35%           .55%           .40%
    $1 billion -- $2 billion...........       .45            .30            .50            .35
    $2 billion -- $3 billion...........       .425           .275           .475           .325
    greater than $3 billion............       .40            .25            .45            .30

                                            INTERNATIONAL EQUITY
                                                  PORTFOLIO            MONEY MARKET PORTFOLIOS(3)
                                         ---------------------------   ---------------------------
                                          INVESTMENT    SUB-ADVISORY    INVESTMENT    SUB-ADVISORY
         AVERAGE DAILY NET ASSETS        ADVISORY FEE       FEE        ADVISORY FEE       FEE
    -----------------------------------  ------------   ------------   ------------   ------------
    first $1 billion...................       .75%           .60%           .45%           .40%
    $1 billion -- $2 billion...........       .70            .55            .40            .35
    $2 billion -- $3 billion...........       .675           .525           .375           .325
    greater than $3 billion............       .65            .50            .35            .30

                                                                 INTERNATIONAL EMERGING
                                                                    MARKETS PORTFOLIO
                                                               ---------------------------
                                                                INVESTMENT    SUB-ADVISORY
                    AVERAGE DAILY NET ASSETS                   ADVISORY FEE       FEE
    ---------------------------------------------------------  ------------   ------------
    first $1 billion.........................................      1.25%          1.10%
    $1 billion -- $2 billion.................................      1.20           1.05
    $2 billion -- $3 billion.................................      1.155          1.005
    greater than $3 billion..................................      1.10            .95

---------------

(1) These advisory and sub-advisory fees relate to the Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond and Government Income Portfolios.

(2) These advisory and sub-advisory fees relate to the Value Equity, Growth Equity, Small Cap Growth Equity, Core Equity, Small Cap Value Equity and Balanced Portfolios.

(3) These advisory and sub-advisory fees relate to the Money Market, Municipal Money Market, Government Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios.

     The New Agreements provide that the Adviser and Sub-Advisers will pay all expenses incurred by them in connection with their activities under the New Agreements other than the cost of securities, commodities and other investments, and brokerage commissions and other transaction charges. The New Agreements also provide that PAMG and the Sub-Advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with the performance of the Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PAMG or a Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties under the New Agreements.

     Under the New Agreements, in placing orders with brokers and dealers, PAMG and the Sub-Advisers are to attempt to obtain prompt execution of orders at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, PAMG or a Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers that provide research advice and other services. These brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Commissions paid to brokers or dealers providing these services may be higher than those which other qualified brokers or dealers would charge for effecting the same transactions, provided that PAMG and the Sub-Advisers determine in good faith that such commissions are reasonable in terms of either the transactions or their overall responsibility to the Portfolios and to their other clients and that the total commissions paid by each Portfolio are reasonable in relation to the long-term benefits to the Portfolio.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by PAMG or a Sub-Adviser, and does not reduce the advisory fees payable by a Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which PAMG or a Sub-Adviser exercises investment discretion. Conversely, a Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.

     Investment decisions for the Portfolios and for other investment accounts managed by PAMG and the Sub-Advisers will be made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated in a manner believed by PAMG or a Sub-Adviser to be equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Portfolio is concerned, in other cases it may be beneficial to the Portfolio. To the extent permitted by law, PAMG or a Sub-Adviser may aggregate the securities to be sold or purchased for the Portfolios with those to be sold or purchased for other investment companies or accounts in executing transactions. Portfolio securities will not be purchased from or sold to PAMG, the Sub-Advisers, or any affiliated person except as permitted by the 1940 Act.

     If in any fiscal year the aggregate expenses of any Portfolio exceed the expense limitation of any state having jurisdiction over the Fund, the New Agreements provide that PAMG will reimburse the Portfolio for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable by the Portfolio to PAMG to the aggregate fees otherwise payable by the Portfolio to PAMG and to the Portfolio's administrators under the administration agreements. The obligation of PAMG to reimburse a Portfolio is limited in any fiscal year to the amount of its fee for such fiscal year, provided that PAMG will reimburse a Portfolio for such proportion of such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Fund so require. As of the date hereof, the most restrictive expense limitation applicable to a Portfolio limits its aggregate annual expenses (as defined by applicable regulations) to 2 1/2% of the first $30 million of its average net assets, 2% of the next $70 million of its average net assets, and 1 1/2% of its remaining net assets.

     If approved by the shareholders of a Portfolio, it is expected that the New Agreements for that Portfolio will become effective in January 1996 and will thereafter continue in effect with respect to the Portfolio until March 31, 1997. Thereafter, the New Agreements would continue in effect with respect to the Portfolio for successive annual periods, provided that their continuance is approved at least annually (i) by the vote of a majority of those members of the Board of Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of any party to the New Agreements cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Board of Trustees or by vote of a majority of the outstanding Shares of the Portfolio.

     Each New Agreement provides that it will terminate automatically in the event of its assignment. Each New Agreement also provides that it is terminable with respect to a Portfolio, without penalty, by the Fund (by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding Shares of such Portfolio) or by PAMG or a Sub-Adviser on 60 days' written notice. Each New Sub-Advisory Agreement provides that it will terminate automatically with respect to a Portfolio upon any termination of the investment advisory agreement between the Fund and PAMG.

     The table below sets forth the dates of the current investment advisory and sub-advisory agreements for the Portfolios, the dates they were most recently approved by the Fund's Board of Trustees, and the names of the Portfolios' current sub-advisers (which will not change except for the Money Market Portfolios, the Balanced Portfolio and the Core Equity Portfolio as stated above).

                                                                                    DATE OF LAST
                                                                                  BOARD APPROVAL OF
                                                           DATE OF AGREEMENTS        AGREEMENTS
                                                           -------------------   -------------------
                                                                        SUB-                  SUB-     NAME OF CURRENT
                                                           ADVISORY   ADVISORY   ADVISORY   ADVISORY    SUB- ADVISER
                                                           --------   --------   --------   --------   ---------------
Managed Income...........................................   10/4/89    3/29/95    3/28/95   12/16/94   BlackRock
Tax-Free Income..........................................   10/4/89     7/1/95    3/28/95   12/16/94   BlackRock
Intermediate Government..................................    2/3/92    3/29/95    3/28/95   12/16/94   BlackRock
Ohio Tax-Free Income.....................................    2/3/92    3/29/95    3/28/95   12/16/94   BlackRock
Pennsylvania Tax-Free Income.............................    2/3/92    3/29/95    3/28/95   12/16/94   BlackRock
Short-Term Bond..........................................    3/1/93    3/29/95    3/28/95   12/16/94   BlackRock
Intermediate-Term Bond...................................    3/1/93    3/29/95    3/28/95   12/16/94   BlackRock
Government Income........................................  12/17/93    3/29/95    3/28/95   12/16/94   BlackRock
Value Equity.............................................    2/3/92     2/3/92    3/28/95    3/28/95   PCM
Growth Equity............................................   10/4/89     4/3/95    3/28/95    3/28/95   PEAC
Small Cap Growth Equity..................................    3/1/93     4/3/95    3/28/95    3/28/95   PEAC
Core Equity..............................................    3/1/93     3/1/93    3/28/95    3/28/95   PEAC
Small Cap Value Equity...................................    2/3/92     2/3/92    3/28/95    3/28/95   PCM
International Equity.....................................   10/4/89    4/20/92    3/28/95    3/28/95   PCM
International Emerging Markets...........................  12/17/93   12/17/93    3/28/95    3/28/95   PCM
Balanced.................................................   10/4/89     4/6/90    3/28/95    3/28/95   PNC Bank
Money Market.............................................   10/4/89    10/4/89    3/28/95    3/28/95   PNC Bank
Municipal Money Market...................................   10/4/89    9/10/93    3/28/95    3/28/95   PNC Bank
Government Money Market..................................   10/4/89    10/4/89    3/28/95    3/28/95   PNC Bank
Ohio Municipal Money Market..............................    2/3/92     2/3/92    3/28/95    3/28/95   PNC Bank

                                                                                    DATE OF LAST
                                                                                  BOARD APPROVAL OF
                                                           DATE OF AGREEMENTS        AGREEMENTS
                                                           -------------------   -------------------
                                                                        SUB-                  SUB-     NAME OF CURRENT
                                                           ADVISORY   ADVISORY   ADVISORY   ADVISORY     SUB-ADVISER
                                                           --------   --------   --------   --------   ---------------
Pennsylvania Municipal Money Market......................    2/3/92     2/3/92    3/28/95    3/28/95   PNC Bank
North Carolina Municipal Money Market....................    3/1/93     3/1/93    3/28/95    3/28/95   PNC Bank
Virginia Municipal Money Market..........................  12/17/93   12/17/93    3/28/95    3/28/95   PNC Bank
New Jersey Municipal Money Market........................   3/28/95    3/28/95    3/28/95    3/28/95   PNC Bank

     The advisory agreement between the Fund and PIMC with respect to the Managed Income, Tax-Free Income, Growth Equity, Balanced, Money Market, Municipal Money Market and Government Money Market Portfolios was approved by the holders of a majority of the outstanding Shares of such Portfolios at a special meeting of shareholders held on October 24, 1990 to satisfy conditions imposed by the SEC in connection with the registration of Shares of the Portfolios under the Securities Act of 1933. The advisory agreement between the Fund and PIMC with respect to the Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Value Equity, Small Cap Value Equity, Ohio Municipal Money Market and Pennsylvania Municipal Money Market Portfolios was approved by the sole shareholder of such Portfolios on February 5, 1992; with respect to the Short-Term Bond, Intermediate-Term Bond, Small Cap Growth Equity, Core Equity and North Carolina Municipal Money Market Portfolios was approved by the sole shareholder of such Portfolios on March 23, 1993; with respect to the Government Income, International Emerging Markets and Virginia Municipal Money Market Portfolios was approved by the sole shareholder of such Portfolios on February 1, 1994; and with respect to the New Jersey Municipal Money Market Portfolio was approved by the sole shareholder of the Portfolio on August 1, 1995 by consent action to satisfy conditions imposed by the SEC in connection with the registration of Shares of the Portfolios under the Securities Act of 1933.

     The sub-advisory agreements between PIMC and PNC Bank were approved by the holders of a majority of the outstanding Shares of the Balanced, Money Market and Government Money Market Portfolios at a special meeting of shareholders held on October 24, 1990 to satisfy conditions imposed by the SEC in connection with the registration of Shares of the Portfolios under the Securities Act of 1933. The sub-advisory agreements between PIMC and the sub-advisers noted in the table above were approved by the holders of a majority of the outstanding Shares of the Growth Equity and Municipal Money Market Portfolios on September 10, 1993; and of the Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond and Government Income Portfolios on March 29, 1995 at special meetings of shareholders held for the purpose of considering new sub-advisory agreements. The other sub-advisory agreements between PIMC and the sub-advisers noted in the table above were approved by the sole shareholder of the Value Equity, Small Cap Value Equity, Ohio Municipal Money Market and Pennsylvania Municipal Money Market Portfolios on February 2, 1992; the Small Cap Growth Equity, Core Equity and North Carolina Municipal Money Market Portfolios on March 23, 1993; the International Emerging Markets and Virginia Municipal Money Market Portfolios on February 1, 1994; and of the New Jersey Municipal Money Market Portfolio on August 1, 1995 by consent action to satisfy conditions imposed by the SEC in connection with the registration of Shares of the Portfolios under the Securities Act of 1933.

     On December 16, 1994, the Board of Trustees approved the sub-advisory agreements currently in effect between PIMC and BlackRock with respect to the Managed Income, Tax-Free Income, Intermediate

Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond and Government Income Portfolios and the termination of each sub-advisory agreement then in effect with respect to those Portfolios. The sub-advisory agreements between PIMC and BlackRock with respect to the Portfolios were approved by the Portfolios' shareholders at a special shareholder meeting held on March 29, 1995. Accordingly, the prior sub-advisory agreements between PIMC and (i) PNC Bank with respect to the Managed Income, Intermediate Government, Short-Term Bond, Intermediate-Term Bond, Pennsylvania Tax-Free Income and Government Income Portfolios and (ii) PNC Bank, Ohio, National Association with respect to the Ohio Tax-Free Income Portfolio were terminated at the close of business on March 29, 1995. The prior sub-advisory agreement between PIMC and PNC Bank with respect to the Tax-Free Income Portfolio was terminated at the close of business on June 30, 1995.

     The table below sets forth the aggregate investment advisory and sub-advisory fees paid by each of the Portfolios for the fiscal year ended September 30, 1995 and the corresponding percentages of average daily net assets which the paid fees represent.

                                                                                EFFECTIVE RATE OF
                                               ADVISORY/SUB-ADVISORY          ADVISORY/SUB-ADVISORY
                                                FEES FOR FISCAL YEAR           FEES FOR FISCAL YEAR
                                                   ENDED 9/30/95                  ENDED 9/30/95
                                                 (NET OF WAIVERS)*+             (NET OF WAIVERS)*+
                                            ----------------------------   ----------------------------
                                                            SUB-ADVISORY                   SUB-ADVISORY
                                            ADVISORY FEES       FEES       ADVISORY FEES       FEES
                                            -------------   ------------   -------------   ------------
Managed Income............................   $ 1,790,332     $1,253,232          .35%           .25%
Tax-Free Income...........................             0              0            0              0
Intermediate Government...................       379,534        265,674          .20            .14
Ohio Tax-Free Income......................             0              0            0              0
Pennsylvania Tax-Free Income..............       161,038        112,727          .27            .19
Short-Term Bond...........................        11,810          8,267          .07            .05
Intermediate-Term Bond....................       342,301        239,611          .25            .18
Government Income.........................             0              0            0              0
Value Equity..............................     2,832,644      2,060,105          .44            .32
Growth Equity.............................       866,271        630,015          .40            .29
Small Cap Growth Equity...................       618,374        449,727          .45            .33
Core Equity...............................       691,447        502,871          .40            .29
Small Cap Value Equity....................     1,143,071        831,324          .50            .36
International Equity......................     2,391,607      1,913,286          .60            .48
International Emerging Markets............       258,648        227,610         1.04            .92
Balanced..................................       642,763        467,464          .40            .29
Money Market..............................     1,051,446              0          .07              0
Municipal Money Market....................       189,929              0          .08              0
Government Money Market...................       489,209              0          .08              0
Ohio Municipal Money Market...............        49,133              0          .07              0
Pennsylvania Municipal Money Market.......       304,651              0          .09              0
North Carolina Municipal Money Market.....        46,472              0          .05              0
Virginia Municipal Money Market...........             0              0            0              0

---------------

* Sub-advisory fees are paid out of advisory fees.
+ The New Jersey Municipal Money Market Portfolio had not commenced investment operations as of September 30, 1995.

     The Trustees of the Fund approved each of the New Agreements at a Board meeting held on September 29, 1995. The New Agreements were proposed by Fund management in connection with a restructuring of the asset management business of PNC Bank Corp. and its affiliates. The Trustees considered the fact that the New Agreements are substantially identical to the Portfolios' existing advisory and sub-advisory agreements, except as noted above, and that the contractual advisory fee rates payable by the Portfolios under the New Investment Advisory Agreement would be identical to those payable under their current advisory agreements. The Trustees also considered the representation of Fund management that the approval of the New Agreements would not adversely affect the nature and quality of the advisory services currently provided to the Portfolios. Based on these factors, the Trustees determined that the approval of the New Agreements was in the best interests of each Portfolio and its shareholders.

     The approval of the New Agreements with respect to a Portfolio requires the affirmative vote of the holders of a "majority of the outstanding Shares" of the Portfolio (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the Shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding Shares of the Portfolio are present in person or by proxy or (b) more than 50% of the outstanding Shares of the Portfolio.

     If the New Agreements are approved with respect to a Portfolio, then the Portfolio's current investment advisory and sub-advisory agreements will terminate upon the execution of the New Agreements. If the New Agreements are not approved by the shareholders of a Portfolio, the Portfolio's current investment advisory and sub-advisory agreements will continue in effect.

     THE FUND'S BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH OF THE PORTFOLIOS VOTE "FOR" APPROVAL OF THE NEW AGREEMENTS.

                                   PROPOSAL 4

          (SERVICE SHARES AND INSTITUTIONAL SHARES OF EACH PORTFOLIO)

     At the Meeting, holders of Service Shares and Institutional Shares of each Portfolio will be asked to approve a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is part of the Fund's Amended and Restated Distribution and Service Plan, a copy of which is attached to this Proxy Statement as Exhibit B. The description of the Plan that follows is qualified in its entirety by reference to Exhibit B.

     Section 1(d) of the Plan acknowledges that PNC Bank affiliates, the Fund's distributor and other parties that receive fees from the Fund (such as investment advisory fees) may make payments relating to distribution or sales support activities in connection with the Fund's Institutional and Service Shares out of their past profits or any additional sources available to them. Although the Fund does not currently maintain a distribution plan with respect to its Institutional and Service Shares, Section 1(d) of the Plan is consistent with the Fund's current policy that these payments may be made by these entities out of their own resources even in the absence of a distribution plan. The purpose of the Plan is, therefore, not to change, but to formalize, the Fund's current policy in this regard and to eliminate any doubt regarding the ability of the Fund's distributor, PNC Bank affiliates and others to make payments for distribution purposes.

     No additional or separate distribution fee is payable under the Plan with respect to Service Shares and Institutional Shares of the Portfolios.

     If approved by shareholders of a particular class of Service or Institutional Shares at the Meeting, the Plan will be effective with respect to that class and will continue in effect for a period of one year. Thereafter, the Plan will continue in effect with respect to that class from year to year, provided that its continuance is specifically approved at least annually by a vote of a majority of both the Board of Trustees of the Fund and those Non-Interested Trustees who have no direct or indirect financial interest in the operation of the Plan or in any related agreements (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such continuance.

     The Plan may be terminated at any time with respect to any class of Service or Institutional Shares by vote of (a) a majority of the Fund's Disinterested Trustees or (b) a majority of the outstanding Shares of that class. All material amendments to the Plan must be approved by a vote of a majority of the Board of Trustees, including a vote of a majority of the Disinterested Trustees. In addition, any amendment that would increase materially the amount available for distribution expenditures under the Plan with respect to any class of Service or Institutional Shares must be approved by the shareholders of that class. So long as the Plan remains in effect, the selection and nomination of the Fund's Non-Interested Trustees will be committed to the discretion of the Non-Interested Trustees.

     In considering whether the Fund should adopt the Plan for its Service and Institutional Shares, the Trustees requested and evaluated information that they deemed necessary for making an informed determination of whether the Plan should be implemented. The Trustees concurred with management's recommendation that it was in the interests of the Fund and its shareholders to formalize, at no additional expense to the Fund, the Fund's current policy regarding payments by PNC Bank affiliates, the Fund's distributor and other persons out of their own resources for distribution and sales support activities.

     The Board of Trustees of the Fund initially adopted distribution plans with respect to its Series A Investor Shares and Series B Investor Shares on June 16, 1989 and September 23, 1994, respectively. The distribution plan currently in effect for the Fund's Series A Investor Shares was previously amended by the Board of Trustees on October 18, 1994 to clarify that it is applicable only to Series A Investor Shares. On September 29, 1995 the Fund's Board of Trustees, including a majority of the Fund's Disinterested Trustees, approved the Amended and Restated Distribution and Service Plan attached to this Proxy Statement for each Share class of each Portfolio.

     In order to be effective with respect to a particular class of Service or Institutional Shares, the Plan must be approved by a majority of the outstanding Shares of that class. A "majority of the outstanding Shares of a class" means 67% or more of the Shares of a class represented at the Meeting if more than 50% are represented, or more than 50% of the Shares of the class, whichever is less. Service and Institutional Shares of each Portfolio will vote separately on a class-by-class basis on the Plan. If the Plan is not approved by a majority of the outstanding Service or Institutional Shares of a Portfolio, the Plan will not be effective with respect to that class, and the Fund's Board of Trustees will consider the reasons for the lack of approval. Because the Fund adopted distribution plans for Series A Investor Shares and Series B Investor Shares before the public issuance of those Shares, and because the distribution fees payable under the Amended and Restated Distribution and Service Plan are not being increased, Series A and Series B Investor Shareholders are not being asked to vote on the Plan at the Meeting.

     Section 2 of the Amended and Restated Distribution and Service Plan attached to the Proxy Statement covers fees payable by the Fund for the administration and servicing of shareholder accounts.

These fees do not require shareholder approval pursuant to the Plan or Rule 12b-1 under the 1940 Act and are not being submitted to a vote of shareholders at the Meeting.

     THE FUND'S BOARD OF TRUSTEES RECOMMENDS THAT INSTITUTIONAL AND SERVICE SHAREHOLDERS VOTE "FOR" THE PLAN.

                                   PROPOSAL 5

                      (BOND AND BALANCED PORTFOLIOS ONLY)

     At the Meeting shareholders of the Managed Income, Intermediate Government, Short-Term Bond, Intermediate-Term Bond, Government Income and Balanced Portfolios (the "Bond and Balanced Portfolios") will be asked to approve revisions to the fundamental investment limitation of these Portfolios on borrowings. As revised, the fundamental limitation would read as follows:

          No Bond or Balanced Portfolio may issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

     Currently, the Bond and Balanced Portfolios may borrow money and enter into reverse repurchase agreements and dollar rolls as part of their investment strategy to take advantage of potential investment opportunities. Reverse repurchase agreements involve sales by a Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these assets. Dollar rolls are transactions in which a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, stated maturity and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

     The use of borrowings, reverse repurchase agreements and dollar rolls by a Portfolio may involve leverage that creates an opportunity for increased net income, but also creates special risks. In particular, if a Portfolio borrows or otherwise uses leverage to invest in securities, any investment gains made on the securities in excess of interest or other amounts paid by the Portfolio will cause the net asset value of the Portfolio's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on borrowed money) to the Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case.

     In addition, reverse repurchase and dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer or other counterparty to whom a Portfolio sells securities becomes insolvent, the Portfolio's right to purchase or repurchase securities may be restricted and the instruments which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held when the Portfolio is able to complete the purchase.

     To reduce these risks, a Portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations at least equal in value to its obligations in respect to borrowings, reverse repurchase agreements and dollar rolls, and will, except as stated below, limit its borrowings, reverse repurchase agreements and dollar rolls to 33 1/3% of the value of its total assets. If a Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. The Portfolios are also authorized to borrow an additional 5% of their respective total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions.

     Approval of the proposed revised fundamental borrowing limitation will provide the Bond and Balanced Portfolios greater flexibility to borrow money and engage in reverse repurchase and dollar roll transactions for the purposes stated above than their current fundamental borrowing limitation. In particular, the Bond and Balanced Portfolios' current fundamental borrowing limitation permits borrowing for temporary purposes, but precludes a Portfolio from purchasing additional portfolio securities while aggregate borrowings in amounts exceeding 5% of the Portfolio's total assets are outstanding. The Bond and Balanced Portfolios' current fundamental borrowing limitation provides:

          No Bond or Balanced Portfolio may borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

     The approval of the revised fundamental investment limitation on borrowing with respect to a Bond or Balanced Portfolio requires the affirmative vote of the holders of a "majority of the outstanding Shares" of the Portfolio (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the Shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding Shares of the Portfolio are present in person or by proxy or (b) more than 50% of the outstanding Shares of the Portfolio.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE BOND AND BALANCED PORTFOLIOS VOTE "FOR" THE REVISED FUNDAMENTAL BORROWING LIMITATION.

                               VOTING INFORMATION

     RECORD DATE. Only shareholders of record at the close of business on November 8, 1995 (November 30, 1995 with respect to the New Jersey Municipal Money Market Portfolio) will be entitled to vote at the Meeting. On that date the outstanding Shares of each class were as follows:

                                                                         NUMBER OF
                       PORTFOLIO AND SHARE CLASS                     SHARES OUTSTANDING
    ---------------------------------------------------------------  ------------------
    Managed Income
      Institutional Shares.........................................      43,340,225.925
      Service Shares...............................................      11,396,372.215
      Series A Investor Shares.....................................       1,125,876.911
    Tax-Free Income
      Institutional Shares.........................................          25,549.136
      Service Shares...............................................         437,462.180
      Series A Investor Shares.....................................         617,354.558
    Intermediate Government
      Institutional Shares.........................................      13,287,300.033
      Service Shares...............................................       4,983,779.579
      Series A Investor Shares.....................................         975,609.159
    Ohio Tax-Free Income
      Institutional Shares.........................................          16,614.470
      Service Shares...............................................         482,579.105
      Series A Investor Shares.....................................         322,876.367
      Series B Investor Shares.....................................          10,625.884
    Pennsylvania Tax-Free Income
      Institutional Shares.........................................         202,032.472
      Service Shares...............................................       1,387,285.131
      Series A Investor Shares.....................................       4,133,977.689
      Series B Investor Shares.....................................         400,392.950
    Short-Term Bond
      Institutional Shares.........................................         978,184.842
      Service Shares...............................................         686,131.730
      Series A Investor Shares.....................................          32,757.292
    Intermediate-Term Bond
      Institutional Shares.........................................      17,232,917.900
      Service Shares...............................................       4,141,694.130
      Series A Investor Shares.....................................          75,727.482
    Government Income
      Series A Investor Shares.....................................         300,879.893
      Series B Investor Shares.....................................         971,941.943
    Value Equity
      Institutional Shares.........................................      36,237,163.623
      Service Shares...............................................      12,432,774.972
      Series A Investor Shares.....................................       1,237,480.330

                                                                         NUMBER OF
                       PORTFOLIO AND SHARE CLASS                     SHARES OUTSTANDING
    ---------------------------------------------------------------  ------------------
    Growth Equity
      Institutional Shares.........................................      18,229,275.270
      Service Shares...............................................       6,055,369.355
      Series A Investor Shares.....................................         780,153.529
    Small Cap Growth Equity
      Institutional Shares.........................................      10,302,940.646
      Service Shares...............................................       4,392,825.248
      Series A Investor Shares.....................................         559,840.178
    Core Equity
      Institutional Shares.........................................      20,260,082.848
      Service Shares...............................................       7,159,381.679
      Series A Investor Shares.....................................         337,599.927
    Index Equity
      Institutional Shares.........................................       8,025,326.214
      Service Shares...............................................       4,740,476.334
      Series A Investor Shares.....................................         519,398.623
    Small Cap Value Equity
      Institutional Shares.........................................      10,969,355.756
      Service Shares...............................................       4,129,531.289
      Series A Investor Shares.....................................       1,415,244.342
      Series B Investor Shares.....................................         107,293.296
    International Equity
      Institutional Shares.........................................      23,839,894.350
      Service Shares...............................................       8,022,134.170
      Series A Investor Shares.....................................       1,312,206.848
      Series B Investor Shares.....................................          84,136.605
    International Emerging Markets
      Institutional Shares.........................................       4,213,606.757
      Service Shares...............................................       1,920,164.462
      Series A Investor Shares.....................................         307,202.053
    Balanced
      Institutional Shares.........................................       1,813,467.428
      Service Shares...............................................       6,415,616.520
      Series A Investor Shares.....................................       4,854,398.963
      Series B Investor Shares.....................................         246,763.859
    Money Market
      Institutional Shares.........................................      727,480,151.69
      Service Shares...............................................    1,208,927,341.71
      Series A Investor Shares.....................................       47,758,850.19
      Series B Investor Shares.....................................           27,050.96

                                                                         NUMBER OF
                       PORTFOLIO AND SHARE CLASS                     SHARES OUTSTANDING
    ---------------------------------------------------------------  ------------------
    Municipal Money Market
      Institutional Shares.........................................       39,168,216.64
      Service Shares...............................................      254,359,419.64
      Series A Investor Shares.....................................           20,187.90
    Government Money Market
      Institutional Shares.........................................      123,904,297.27
      Service Shares...............................................      608,923,027.45
      Series A Investor Shares.....................................        1,924,398.95
    Ohio Municipal Money Market
      Institutional Shares.........................................       18,200,389.76
      Service Shares...............................................       50,971,849.43
      Series A Investor Shares.....................................        1,121,703.21
    Pennsylvania Municipal Money Market
      Institutional Shares.........................................      225,078,199.42
      Service Shares...............................................      160,272,204.87
      Series A Investor Shares.....................................       22,368,734.70
    North Carolina Municipal Money Market
      Institutional Shares.........................................       69,830,938.81
      Service Shares...............................................        5,117,634.64
      Series A Investor Shares.....................................           52,951.47
    Virginia Municipal Money Market
      Institutional Shares.........................................       30,975,480.07
      Service Shares...............................................        2,528,280.94
    New Jersey Municipal Money Market
      Institutional Shares.........................................        5,000,000.00
      Service Shares...............................................           22,333.72
      Series A Investor Shares.....................................        5,979,548.80

     QUORUM. With respect to the election of Trustees and the ratification of the independent accountant, a quorum is constituted by the presence in person or by proxy of the holders of more than 50% of the outstanding Shares of the Fund's Portfolios on an aggregate basis. With respect to the other Proposals to be voted on at the Meeting, a quorum is constituted with respect to a Portfolio (or a class of Shares of a Portfolio) by the presence in person or by proxy of the holders of more than 50% of the outstanding Shares of the Portfolio (or of such class of Shares of the Portfolio) entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each Proposal other than the election of Trustees and the ratification of the independent accountant.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve a particular Proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those Proxies which they are entitled to vote FOR the Proposal in favor of such adjournments, and will vote those Proxies required to be voted AGAINST such Proposal against any adjournment. A shareholder vote may be taken with respect to one or more Portfolios or Share classes (but not other Portfolios or Share classes) on some (but not all) Proposals before any such adjournment if sufficient votes have been received for approval.

     ANNUAL MEETINGS. The Fund does not intend to hold annual meetings of shareholders for the election of Board members and other business unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Board will call a shareholder meeting for the election of Board members. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more Board members and such meetings will be called when requested by the holders of record of 10% or more of the outstanding Shares of the Fund. To the extent required by law, the Fund will assist in shareholder communications in such matters.

     OTHER SHAREHOLDER INFORMATION. At the record date for the Meeting, affiliates of PNC Bank Corp. or their nominees held of record approximately 78% of the outstanding Shares of the Portfolios as agent or custodian for their customers. At the record date the name, address and share ownership of each person who may have possessed sole or shared voting or investment power with respect to more than 5% of the outstanding Shares of the Fund's respective Share classes were as follows:

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
Managed Income.......... Saxon & Company            11,380,999.805         99.87%           20.37%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
                         BHC Securities               708,015.909          62.89%            1.27%
                         Attn: Mutual Funds        Series A Investor
                         Department                     Shares
                         100 N. 20th Street
                         Philadelphia, PA 19103
                         Saxon & Company            40,251,037.963         92.87%           72.05%
                         PNC Bank                    Institutional
                         Attn: Income Collections       Shares
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
Tax-Free Income......... Saxon & Company              437,450.098          99.99%           40.49%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
                         BHC Securities               178,476.446          28.91%           16.52%
                         Attn: Mutual Funds        Series A Investor
                         Department                     Shares
                         100 N. 20th Street
                         Philadelphia, PA 19103
                         Saxon & Company               8,975.579           35.13%             .83%
                         PNC Bank                    Institutional
                         Attn: Income Collections       Shares
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
                         First Charter                16,573.557           64.87%            1.53%
                         National Bank               Institutional
                         Attn: Trust Operations         Shares
                         P.O. Box 228
                         Concord, NC
Intermediate
  Government............ Saxon & Company             4,983,779.579        100.00%           25.89%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
                         BHC Securities               762,316.538          78.14%            3.96%
                         Attn: Mutual Funds        Series A Investor
                         Department                     Shares
                         100 N. 20th Street
                         Philadelphia, PA 19103
                         Saxon & Company            12,548,426.818         94.44%           65.20%
                         PNC Bank                    Institutional
                         Attn: Income Collections       Shares
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
Ohio Tax-Free Income.... Saxon & Company              482,579.105         100.00%           57.95%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
                         BHC Securities               264,064.419          81.78%           31.71%
                         Attn: Mutual Funds Dept.  Series A Investor
                         100 N. 20th Street             Shares
                         Philadelphia, PA 19103
                         Saxon & Company              15,107.617           90.93%            1.81%
                         PNC Bank                    Institutional
                         Attn: Income Collections       Shares
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
                         Garlow & Company              1,506.853            9.07%             .18%
                         Citizens National Bank      Institutional
                         Attn: Jackie Giggs             Shares
                         12 E. Main Street,
                         P.O. Box 69
                         Norwalk, OH 44857
                         BHC Securities Inc.           1,043.841            9.82%             .13%
                         Attn: Mutual Funds Dept.  Series B Investor
                         One Commerce Square            Shares
                         2005 Market Street,
                         Suite 1200
                         Philadelphia, PA 19103
                         BHC Securities Inc.           5,468.505           51.46%             .66%
                         Attn: Mutual Funds Dept.  Series B Investor
                         One Commerce Square            Shares
                         2005 Market Street,
                         Suite 1200
                         Philadelphia, PA 19103
                         BHC Securities Inc.           1,549.461           14.58%             .19%
                         Attn: Mutual Funds Dept.  Series B Investor
                         One Commerce Square            Shares
                         2005 Market Street,
                         Suite 1200
                         Philadelphia, PA 19103

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
                         BHC Securities Inc.           2,056.906           19.36%             .25%
                         Attn: Mutual Funds Dept.  Series B Investor
                         One Commerce Square            Shares
                         2005 Market Street,
                         Suite 1200
                         Philadelphia, PA 19103
Pennsylvania Tax-Free
  Income................ Saxon & Company             1,387,285.131        100.00%           22.65%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
                         BHC Securities              2,799,511.400         67.72%           45.72%
                         Attn: Mutual Funds Dept.  Series A Investor
                         100 N. 20th Street             Shares
                         Philadelphia, PA 19103
                         Saxon & Company              202,032.472         100.00%            3.30%
                         PNC Bank                    Institutional
                         Attn: Income Collections       Shares
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
                         BHC Securities Inc.          20,763.325            5.19%             .34%
                         Attn: Mutual Funds Dept.  Series B Investor
                         One Commerce Square            Shares
                         2005 Market Street,
                         Suite 1200
                         Philadelphia, PA 19103

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
Short-Term Bond......... Saxon & Company              686,131.730         100.00%           40.43%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
                         BHC Securities               20,594.834           62.87%            1.21%
                         Attn: Mutual Funds        Series A Investor
                         Department                     Shares
                         100 N. 20th Street
                         Philadelphia, PA 19103
                         MMC&P Inc.                    1,753.055            5.35%             .10%
                         Recordkeeper for Ohio     Series A Investor
                         Feather Company Inc.           Shares
                         Profit Sharing Plan
                         One Gateway Center,
                         11th Floor
                         Pittsburgh, PA
                         15222-1416
                         John L. Silk                  4,003.714           12.22%             .24%
                         Rollover IRA              Series A Investor
                         613 Radcon St.                 Shares
                         Johnstown, PA 15904
                         Rafiou Barry & Raye           2,773.668            8.47%             .16%
                         Barry JTWROS              Series A Investor
                         c/o Halco Mining Inc.          Shares
                         900 Two Allegheny Center
                         Pittsburgh, PA 15212
                         Saxon & Company              748,327.458          76.50%           44.10%
                         PNC Bank                    Institutional
                         Attn: Income Collections       Shares
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
                         Medical Practice Account     229,857.384          23.50%           13.54%
                         Thomas Jefferson            Institutional
                         University                     Shares
                         Attn: Treasurers Office
                         1020 Walnut Street
                         Philadelphia, PA 19107

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
Intermediate-Term
  Bond.................. Saxon & Company             4,141,694.130        100.00%           19.31%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         200 Stevens Dr.,
                         Suite 260
                         Lester, PA 19113
                         BHC Securities               30,265.809           39.97%             .14%
                         Attn: Mutual Funds Dept.  Series A Investor
                         100 N. 20th St.                Shares
                         Philadelphia, PA 19103
                         MMC&P Inc.                   11,377.554           15.02%             .05%
                         Recordkeeper for          Series A Investor
                         Dairy Farms                    Shares
                         Profit-Sharing Plan
                         One Gateway Center,
                         11th Floor
                         Pittsburgh, PA
                         15222-1416
                         MMC&P Inc.                   20,115.497           26.56%             .09%
                         Recordkeeper for          Series A Investor
                         Wolfers Service Station        Shares
                         Money Purchase
                         Pension Plan
                         One Gateway Center,
                         11th Floor
                         Pittsburgh, PA
                         15222-1416
                         MMC&P Recordkeeper            6,404.147            8.46%             .03%
                         for Central Cambria       Series A Investor
                         Drilling Co.                   Shares
                         401k Profit-Sharing Plan
                         One Gateway Center,
                         11th Floor
                         Pittsburgh, PA
                         15222-1416
                         Saxon & Company            16,119,182.450         93.54%           75.15%
                         PNC Bank                    Institutional
                         Attn: Income Collections       Shares
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
Government Income....... BHC Securities               279,347.962          92.84%           21.95%
                         100 N. 20th Street        Series A Investor
                         Philadelphia, PA 19103         Shares

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
Value Equity............ Saxon & Company            12,425,677.756         99.94%           24.90%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         200 Stevens Dr.,
                         Suite 260
                         Lester, PA 19113
                         BHC Securities               763,383.272          61.69%            1.53%
                         Attn: Mutual Funds Dept.  Series A Investor
                         100 N. 20th St.                Shares
                         Philadelphia, PA 19103
                         Saxon & Company            32,993,961.184         91.05%           66.11%
                         PNC Bank                    Institutional
                         Attn: Income Collections       Shares
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
Growth Equity........... Saxon & Company             6,049,841.496         99.91%           24.14%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         200 Stevens Dr.,
                         Suite 260
                         Lester, PA 19113
                         BHC Securities               333,839.351          42.79%            1.33%
                         Attn: Mutual Funds Dept.  Series A Investor
                         100 N. 20th Street             Shares
                         Philadelphia, PA 19103
                         MMC&P Inc.                   39,705.852            5.09%             .16%
                         Recordkeeper for          Series A Investor
                         Less Tool & Die                Shares
                         401k Plan
                         One Gateway Center,
                         11th Floor
                         Pittsburgh, PA
                         15222-1416
                         Saxon & Company            18,186,420.587         99.76%           72.56%
                         PNC Bank                    Institutional
                         Attn: Income Collections       Shares
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
Small Cap Growth
  Equity................ Saxon & Company             4,391,157.265         99.96%           28.28%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         200 Stevens Dr.,
                         Suite 260
                         Lester, PA 19113
                         BHC Securities               415,509.435          74.22%            2.72%
                         Attn: Mutual Funds Dept.  Series A Investor
                         100 N. 20th St.                Shares
                         Philadelphia, PA 19103
                         Saxon & Company             9,404,586.318         91.28%           61.65%
                         PNC Bank                    Institutional
                         Attn: Income Collections       Shares
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
Core Equity............. Saxon & Company             7,149,980.296         99.87%           25.76%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         200 Stevens Dr.,
                         Suite 260
                         Lester, PA 19113
                         BHC Securities               182,342.861          54.01%             .66%
                         Attn: Mutual Funds Dept.  Series A Investor
                         100 N. 20th St.                Shares
                         Philadelphia, PA 19103
                         MMC&P Inc.                   26,686.582            7.90%             .10%
                         Recordkeeper for          Series A Investor
                         Dairy Farms                    Shares
                         Profit-Sharing Plan
                         One Gateway Center,
                         11th Floor
                         Pittsburgh, PA
                         15222-1416
                         MMC&P Inc.                   30,499.267            9.03%             .11%
                         Recordkeeper for          Series A Investor
                         Caldwells Windoware            Shares
                         401k Profit-Sharing Plan
                         One Gateway Center,
                         11th Floor
                         Pittsburgh, PA
                         15222-1416

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
                         MMC&P Inc.                   30,366.394            8.99%             .11%
                         Recordkeeper for          Series A Investor
                         Wolfe Shuman                   Shares
                         Profit-Sharing Plan
                         One Gateway Center,
                         11th Floor
                         Pittsburgh, PA
                         15222-1416
                         MMC&P Inc.                   22,702.462            6.72%             .08%
                         Recordkeeper for          Series A Investor
                         Baumfolder Corporation         Shares
                         401k Plan
                         One Gateway Center,
                         11th Floor
                         Pittsburgh, PA
                         15222-1416
                         Saxon & Company            20,072,602.140         99.07%           72.32%
                         PNC Bank                    Institutional
                         Attn: Income Collections       Shares
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
Index Equity............ Saxon & Company             4,740,476.334        100.00%           35.68%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         200 Stevens Dr.,
                         Suite 260
                         Lester, PA 19113
                         BHC Securities               278,852.039          53.69%            2.10%
                         Attn: Mutual Funds Dept.  Series A Investor
                         100 N. 20th St.                Shares
                         Philadelphia, PA 19103
                         MMC&P Inc.                   31,799.285            6.12%             .24%
                         Recordkeeper for          Series A Investor
                         Optimum Group                  Shares
                         401k Profit-Sharing Plan
                         One Gateway Center,
                         11th Floor
                         Pittsburgh, PA
                         15222-1416

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
                         Saxon & Company             7,422,786.468         92.49%           55.87%
                         PNC Bank                    Institutional
                         Attn: Income Collections       Shares
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
Small Cap Value
  Equity................ Saxon & Company             4,127,916.869         99.96%           24.83%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
                         BHC Securities               824,448.787          58.25%            4.96%
                         Attn: Mutual Funds Dept.  Series A Investor
                         100 N. 20th St.                Shares
                         Philadelphia, PA 19103
                         Alex Brown & Sons            102,991.040           7.28%             .62%
                         P.O. Box 1346             Series A Investor
                         Baltimore, MD 21203            Shares
                         Saxon & Company             9,408,994.656         85.78%           56.61%
                         PNC Bank                    Institutional
                         Attn: Income Collections       Shares
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
                         BHC Securities Inc.           6,090.031            5.68%             .04%
                         FAO 22478715              Series B Investor
                         Attn: Mutual Funds             Shares
                         One Commerce Square
                         2005 Market Street,
                         Suite 1200
                         Philadelphia, PA 19102
International Equity.... Saxon & Company             8,016,079.912         99.92%           24.10%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         200 Stevens Dr.,
                         Suite 260
                         Lester, PA 19113

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
                         BHC Securities               776,792.462          59.20%            2.34%
                         Attn: Mutual Funds Dept.  Series A Investor
                         100 N. 20th St.                Shares
                         Philadelphia, PA 19103
                         Saxon & Company            22,499,205.853         94.38%           67.65%
                         PNC Bank                    Institutional
                         Attn: Income Collections       Shares
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
International Emerging
  Markets............... Saxon & Company             1,908,634.588         99.40%           29.63%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         200 Stevens Dr.,
                         Suite 260
                         Lester, PA 19113
                         BHC Securities               273,460.284          89.02%            4.25%
                         Attn: Mutual Funds        Series A Investor
                         Department                     Shares
                         100 N. 20th Street
                         Philadelphia, PA 19103
                         First Charter National       332,559.150           7.89%            5.16%
                         Bank                        Institutional
                         Attn: Trust Operations         Shares
                         P.O. Box 228
                         Concord, NC 28026
                         Saxon & Company             3,879,460.223         92.07%           60.23%
                         PNC Bank                    Institutional
                         Attn: Income Collections       Shares
                         200 Stevens Dr.,
                         Suite 260
                         Lester, PA 19113
Balanced................ Saxon & Company             6,415,616.520        100.00%           48.13%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
                         BHC Securities              3,227,951.363         66.50%           24.22%
                         Attn: Mutual Funds Dept.  Series A Investor
                         100 N. 20th Street             Shares
                         Philadelphia, PA 19103
                         Saxon & Company             1,774,364.130         97.84%           13.31%
                         PNC Bank                    Institutional
                         Attn: Income Collections       Shares
                         200 Stevens Drive,
                         Suite 260
                         Lester, PA 19113
                         BHC Securities               13,842.247            5.61%             .10%
                         Attn: Mutual Funds Dept.  Series B Investor
                         One Commerce Square            Shares
                         2005 Market Street,
                         Suite 1200
                         Philadelphia, PA 19103
Money Market............ Cash Balance Sweeps        111,663,292.66          9.24%            5.63%
                         BHC Securities             Service Shares
                         Attn: Cash Sweeps
                         Department
                         2005 Market St.
                         Philadelphia, PA 19103
                         35 Service                 941,862,164.99         77.91%           47.47%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         76-A-260
                         Airport Business Center/
                         International Court 2
                         200 Stevens Dr.
                         Lester, PA 19113
                         Sweep                       77,840,364.68          6.44%            3.92%
                         PNC Bank Ohio              Service Shares
                         Attn: Corporate Services
                         201 E. Fifth St.,
                         9th Floor
                         Cincinnati, OH 45202

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
                         BHC Securities              37,919,665.24         79.40%            1.91%
                         FAO Cash Balance Sweeps   Series A Investor
                         Attn: Sweeps Department        Shares
                         2005 Market Street
                         One Commerce Square,
                         11th Floor
                         Philadelphia, PA 19103
                         35 Institutional           727,360,373.67         99.98%           36.66%
                         PNC Bank                    Institutional
                         Attn: Income Collect           Shares
                         76-A-260
                         Airport Business Center/
                         International Court 2
                         200 Stevens Dr.
                         Lester, PA 19113
                         BHC Securities                27,050.96             100%            .001%
                         Attn: Mutual Funds Dept.  Series B Investor
                         One Commerce Square            Shares
                         2005 Market Street,
                         Suite 1200
                         Philadelphia, PA 19103
Municipal Money
  Market................ Sweep                       42,528,626.97         16.72%           14.49%
                         PNC Bank Pittsburgh        Service Shares
                         Attn: Fund Services,
                         2nd Floor
                         960 Ft. Duquesne Blvd.
                         Pittsburgh, PA 15222
                         Sweep                       20,028,338.03          7.87%            6.82%
                         PNC Bank Ohio              Service Shares
                         Attn: Corporate Services
                         201 E. Fifth St.,
                         9th Floor
                         Cincinnati, OH 45202
                         35 Service                 171,509,764.88         67.43%           58.43%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         76-A-260
                         Airport Business Center/
                         International Court 2
                         200 Stevens Dr.
                         Lester, PA 19113

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
                         Thomas O. Lloyd               3,256.16            16.13%            .001%
                         4363 S. Licking Pike      Series A Investor
                         Alexandria, KY 41001           Shares
                         Regina M. Henning             3,203.27            15.87%            .001%
                         1529 S. 28th Street       Series A Investor
                         Philadelphia, PA 19146         Shares
                         Harry J. Chmelynski and       10,691.20           52.96%            .003%
                         John D. Chmelynski and    Series A Investor
                         Joseph M. Chmelynski and       Shares
                         Harry J. Chmelynski
                         JT TEN WROS
                         224 Dodd Avenue
                         Rehoboth, DE 19971
                         Michael C. Steinhilber        1,660.71             8.23%            .001%
                         and Ginger L.             Series A Investor
                         Steinhilber                    Shares
                         JT TEN WROS
                         228 Mimosa Ln.
                         Hatboro, PA 19040
                         35 Institutional            36,926,913.96         94.28%           12.58%
                         PNC Bank                    Institutional
                         Attn: Income Collect           Shares
                         76-A-260
                         Airport Business Center/
                         International Court 2
                         200 Stevens Drive
                         Lester, PA 19113
                         PNC Bank/Saxon & Co.        2,117,000.00           5.40%             .72%
                         FBO Heekin George E.        Institutional
                         Mutual Fund                    Shares
                         Processing/2nd Floor
                         P.O. Box 7780-1888
                         Philadelphia, PA 19182
Government Money
  Market................ Sweep                       33,615,876.48          5.52%            4.58%
                         PNC Bank Ohio              Service Shares
                         Attn: Corporate Services
                         201 East Fifth Street,
                         9th Floor
                         Cincinnati, OH 45202

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
                         35 Service                 433,772,288.32         71.24%           59.04%
                         PNC Bank                   Service Shares
                         Attn: Income Collect
                         76-A-260
                         Airport Business Center/
                         International Court 2
                         200 Stevens Drive
                         Lester, PA 19113
                         Sweep                       34,732,995.47          5.70%            4.73%
                         PNC Bank Pittsburgh        Service Shares
                         Attn: Fund Services,
                         2nd Floor
                         960 Ft. DuQuesue Blvd.
                         Pittsburgh, PA 15222
                         Sweep                       33,295,868.91          5.47%            4.53%
                         PNC Bank Northwest         Service Shares
                         Corporate Service/
                         Dept. 89
                         P.O. Box 8480
                         Erie, PA 16553
                         BHC Securities               239,395.68           12.44%             .03%
                         FAO Cash Balance Sweeps   Series A Investor
                         Attn: Cash Sweeps              Shares
                         Department
                         2005 Market Street
                         One Commerce Square,
                         11th Floor
                         Philadelphia, PA 19103
                         MMC&P Inc. Recordkeeper      238,136.75           12.37%             .03%
                         for                       Series A Investor
                         Alex C. Ferguson Inc.          Shares
                         Tax Favored Plan
                         One Gateway Center, 11th
                         Floor
                         Pittsburgh, PA
                         15222-1416

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
                         MMC&P Inc. Recordkeeper      143,975.11            7.48%             .02%
                         for                       Series A Investor
                         Stalex/Robeson/Ryan            Shares
                         St. Lawrence Inc.
                         401k Plan
                         One Gateway Center, 11th
                         Floor
                         Pittsburgh, PA
                         15222-1416
                         MMC&P Inc. Recordkeeper      147,933.13            7.69%             .02%
                         for                       Series A Investor
                         Provident Distributors,        Shares
                         Inc.
                         One Gateway Center, 11th
                         Floor
                         Pittsburgh, PA
                         15222-1416
                         Archibald Douglas III        223,062.56           11.59%             .03%
                         4370 Province Line Road   Series A Investor
                         Princeton, NJ 08540            Shares
                         Rikki Saunders               121,569.03            6.32%             .02%
                         227 Jackson Road          Series A Investor
                         Cochranville, PA 19330         Shares
                         MMC&P Inc. Recordkeeper      123,011.69            6.39%             .02%
                         for                       Series A Investor
                         Optimum Group                  Shares
                         401k Profit-Sharing Plan
                         One Gateway Center, 11th
                         Floor
                         Pittsburgh, PA
                         15222-1416
                         35 Institutional           121,577,723.80         98.12%           16.55%
                         PNC Bank                    Institutional
                         Attn: Income Collections       Shares
                         76-A-260
                         Airport Business Center/
                         International Court 2
                         200 Stevens Drive
                         Lester, PA 19113

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
Ohio Municipal Money
  Market................ Cash Balance Sweeps         20,439,471.90         40.10%           29.08%
                         BHC Securities             Service Shares
                         Attn: Cash Sweeps
                         Department
                         2005 Market Street
                         One Commerce Square,
                         11th Floor
                         Philadelphia, PA 19103
                         35 Service                  30,532,377.53         59.90%           43.44%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         76-A-260
                         Airport Business Center/
                         International Court 2
                         200 Stevens Dr.
                         Lester, PA 19113
                         Janney Montgomery Scott      716,774.84           63.90%            1.02%
                         Omnibus Account           Series A Investor
                         1801 Market Street,            Shares
                         9th Floor
                         Philadelphia, PA 19103
                         BHC Securities, Inc.         398,084.260          35.49%             .57%
                         FAO Cash Balance Sweeps   Series A Investor
                         Attn: Cash Sweep               Shares
                         Department
                         2005 Market Street
                         One Commerce Square,
                         11th Floor
                         Philadelphia, PA 19103
                         Canat & Company             1,942,900.00          10.68%            2.76%
                         United National Bank &      Institutional
                         Trust Company                  Shares
                         P.O. Box 24190
                         Canton, OH 44701
                         Wayco & Company             4,233,992.76          23.26%            6.02%
                         Wayne County National       Institutional
                         Bank                           Shares
                         Stephen E. Kitchen
                         Senior TO
                         P.O. Box 550
                         Wooster, OH 44691

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
                         35 Institutional            11,622,826.91         63.86%           16.53%
                         PNC Bank                    Institutional
                         Attn: Income Collections       Shares
                         76-A-260
                         Airport Business Center/
                         International Court 2
                         200 Stevens Drive
                         Lester, PA 19113
Pennsylvania Municipal
  Money Market.......... Cash Balance Sweeps         35,337,051.15         22.05%            8.67%
                         BHC Securities             Service Shares
                         Attn: Cash Sweeps
                         Department
                         2005 Market St.
                         One Commerce Square,
                         11th Floor
                         Philadelphia, PA 19103
                         35 Service                 116,469,292.72         72.67%           28.57%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         76-A-260
                         Airport Business Center/
                         International Court 2
                         200 Stevens Dr.
                         Lester, PA 19113
                         Janney Montgomery Scott     19,427,421.89         86.85%            4.76%
                         Omnibus Account           Series A Investor
                         1801 Market Street,            Shares
                         9th Floor
                         Philadelphia, PA 19103
                         BHC Securities Inc.         2,460,487.66          11.00%             .60%
                         FAO Cash Balance Sweeps  Service A Investor
                         Attn: Cash Sweeps              Shares
                         Department
                         2005 Market Street
                         One Commerce Square,
                         11th Floor
                         Philadelphia, PA 19103

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
                         35 Institutional           198,989,305.63         88.41%           48.81%
                         PNC Bank                    Institutional
                         Attn: Income Collections       Shares
                         76-A-260
                         Airport Business Center/
                         International Court 2
                         200 Stevens Drive
                         Lester, PA 19113
North Carolina Municipal
  Money Market.......... Bond Dept.                   285,570.41            5.58%             .38%
                         Centura Bank               Service Shares
                         Attn: Pat Langston
                         P.O. Box 1220
                         Rocky Mount, NC 27802
                         35 Service                   463,757.92            9.06%             .62%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         76-A-260
                         Airport Business Center/
                         International Court 2
                         200 Stevens Drive
                         Lester, PA 19113
                         Mutual Partners             1,368,024.94          26.73%            1.82%
                         Corporate                  Service Shares
                         First Charter National
                         Bank
                         Cash Sweep
                         P.O. Box 228
                         Concord, NC 28026
                         Trust Co. of the South      3,000,281.37          58.62%            4.00%
                         CMA                        Service Shares
                         Attn: Trust Operations
                         3041 South Church Street
                         Burlington, NC 27215
                         Robert E. Morris             20,768.340           39.22%             .03%
                         113 Foothills Dr.         Series A Investor
                         Horse Shoe, NC 28742           Shares
                         Lucia Milano and             32,183.130           60.78%             .04%
                         Joseph De Muro and        Series A Investor
                         Mary De Muro JT TEN            Shares
                         136 Sanair Ct.
                         Apex, NC 27502

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
                         Willbranch & Company        4,172,077.61           5.97%            5.56%
                         Branch Banking & Trust      Institutional
                         Company                        Shares
                         Attn: Terry Wall/
                         Trust Dept.
                         P.O. Box 1847
                         Wilson, NC 27893
                         Centura Bank                8,411,296.06          12.05%           11.21%
                         Attn: Barbara Landis        Institutional
                         P.O. Box 1220                  Shares
                         Rocky Mount, NC 27802
                         WACCO                       20,287,505.27         29.05%           27.05%
                         United Carolina Bank        Institutional
                         Whiteville                     Shares
                         Attn: Trust Dept.
                         P.O. Drawer 632
                         Whiteville, NC 28472
                         First Charter National      3,883,349.70           5.56%            5.18%
                         Bank                        Institutional
                         Attn: Trust Operations         Shares
                         P.O. Box 228
                         Concord, NC 28026
                         McWood & Company            12,684,288.71         18.16%           16.91%
                         First Citizens Bank         Institutional
                         Attn: Penny Eason/             Shares
                         Trust Dept.
                         P.O. Box 29522
                         Raleigh, NC 27626
                         North Carolina Trust        10,829,200.00         15.51%           14.44%
                         Company                     Institutional
                         Dana Petroff/Trust             Shares
                         Acctg. Dept.
                         301 N. Elm Street
                         P.O. Box 1108
                         Greensboro, NC 27402
                         Central Carolina Bank &     4,196,439.02           6.01%            5.60%
                         Trust Co.                   Institutional
                         Attn: Trust Operations         Shares
                         P.O. Box 30010
                         Durham, NC 27702

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
Virginia Municipal Money
  Market................ Saxon & Company              885,252.57           35.01%            2.64%
                         PNC Bank                   Service Shares
                         Attn: Income Collections
                         76-A-260
                         Airport Business Center/
                         International Court 2
                         200 Stevens Drive
                         Lester, PA 19113
                         Ambro & Company             1,643,028.37          64.99%            4.90%
                         American National          Service Shares
                         Bank & Trust Co.
                         P.O. Box 191
                         Danville, VA 24543
                         Piedmont Company            7,110,808.41          22.96%           21.22%
                         Piedmont Trust Bank         Institutional
                         Attn: Lynn Calaman             Shares
                         P.O. Box 4751
                         Martinsville, VA 24115
                         Oldom & Co.                 21,159,761.00         68.31%           63.16%
                         First Virginia Bank Inc.    Institutional
                         Trust Investment Dept.         Shares
                         Attn: Rose M. Gates
                         6400 Arlington Blvd.
                         Falls Church, VA 22042
New Jersey Municipal
  Money Market.......... PNC Bank                     22,333.720             100%            2.03%
                         35 Service                 Service Shares
                         Attn: Income Collections
                         Airport Business Center/
                         International Court 2
                         200 Stevens Drive
                         Lester, PA 19113
                         BHC Securities              5,927,300.620         99.12%           53.88%
                         FAO Cash Balance Sweeps   Series A Investor
                         Attn: Cash Sweeps Dept.        Shares
                         2005 Market Street
                         One Commerce Square,
                         11th Floor
                         Philadelphia, PA 19103

                                                                        PERCENTAGE    PERCENTAGE OF
                                                  CLASS AND AMOUNT OF    OF CLASS    PORTFOLIO SHARES
       PORTFOLIO             NAME AND ADDRESS        SHARES OWNED         OWNED           OWNED
------------------------ ------------------------ -------------------   ----------   ----------------
                         Wheat First Butcher           5,000,000             100%           45.45%
                         Singer Inc.                 Institutional
                         FBO M. Samson                  Shares
                         Internal Account
                         #69282762
                         Commonwealth Investment
                         Counsel
                         Box 1357
                         Richmond, VA 23211

               ADDITIONAL INFORMATION ABOUT OFFICERS OF THE FUND

     Officers of the Fund are elected and appointed by the Trustees and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Fund's officers who are not also Trustees.

                                              POSITION WITH          BUSINESS EXPERIENCE
        NAME           AGE   OFFICER SINCE       THE FUND          DURING PAST FIVE YEARS
---------------------  ---   -------------   ----------------  -------------------------------
Edward J. Roach......  71    December 1988   Vice President,   Certified Public Accountant;
                                             Treasurer         Vice Chairman of the Board, Fox
                                                               Chase Cancer Center; Trustee
                                                               Emeritus, Pennsylvania School
                                                               for the Deaf; Trustee,
                                                               Immaculata College from 1983 to
                                                               1994; Director, Biotrol USA,
                                                               Inc. from 1989 to 1993; Officer
                                                               of a number of investment
                                                               companies advised by PNC Bank
                                                               Corp. affiliates.
Morgan R. Jones......  56    December 1988   Secretary         Partner of the law firm of
                                                               Drinker Biddle & Reath,
                                                               Philadelphia, Pennsylvania;
                                                               Director, Rocking Horse Child
                                                               Care Centers of America, Inc;
                                                               Chairman of the Board,
                                                               Philadelphia First Group, Inc.

BENEFICIAL OWNERSHIP OF FUND SHARES BY FUND OFFICERS

     The following table sets forth certain information as of November 27, 1995 about the beneficial ownership of Fund Shares by the officers of the Fund who are not also Trustees.

                                 NAME OF
                               BENEFICIAL        AMOUNT AND NATURE       PERCENT OF   PERCENT OF
       TITLE OF CLASS             OWNER       OF BENEFICIAL OWNERSHIP      CLASS      PORTFOLIO
----------------------------  -------------  --------------------------  ----------   ----------
Institutional Shares of the   Robert R.      2,701.01 Shares held by         .01%         .01%
International Equity          Fortune and    Messrs. Fortune and Roach
  Portfolio                   Edward J.      as Trustees for trust
                              Roach as       under an employee benefit
                              Trustees       plan(1)
Institutional Shares of the   Robert R.      8,917.306 Shares held by        .02%         .02%
Value Equity Portfolio        Fortune and    Messrs. Fortune and Roach
                              Edward J.      as Trustees for trust
                              Roach as       under an employee benefit
                              Trustees       plan(1)
Institutional Shares of the   Robert R.      3,081.71 Shares held by         .03%         .02%
Small Cap Value Equity        Fortune and    Messrs. Fortune and Roach
Portfolio                     Edward J.      as Trustees for trust
                              Roach as       under an employee benefit
                              Trustees       plan(1)

---------------
(1) Mr. Roach is also a beneficiary of the employee benefit plan.

         ADDITIONAL INFORMATION ABOUT INVESTMENT ADVISER, SUB-ADVISERS,
                         DISTRIBUTOR AND ADMINISTRATORS

     PAMG, PIMC, PCM, PEAC, BLACKROCK AND PDI. PIMC's principal offices are located at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PCM's principal offices are located at 1700 Market Street, 27th Floor, Philadelphia, Pennsylvania 19103. PEAC's principal offices are located at 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103. BlackRock's principal offices are located at 345 Park Avenue, New York, New York 10154.

     PAMG, PIMC, PCM, PEAC and BlackRock are each registered as an investment adviser under the Investment Advisers Act of 1940. PIMC, PCM, PEAC and BlackRock are wholly-owned corporate subsidiaries of PAMG. All of the capital stock of PAMG, which is located at 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103, is owned by PNC Bank. All of the capital stock of PNC Bank, which has principal offices at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101, is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc., which is located at 3411 Silverside Road, Wilmington, Delaware 19810, is owned by PNC Bank Corp. At August 31, 1995, Cede & Company (the nominee of Depository Trust Company) owned the following securities issued by PNC Bank Corp.: 56,473,615 shares (23.87%) of Common Stock; 3,109 shares (17.03%) of Cumulative Convertible Preferred Series B Stock; and 101,135 shares (21.05%) of Cumulative Convertible Preferred Series D Stock. The address of Cede & Company is P.O. Box 20, Bowling Green Station, New York, New York 10004. To the Fund's knowledge, no other person owned beneficially or of record 10% or more of any class of issued and outstanding voting securities of PNC Bank Corp. at August 31, 1995.

     BlackRock Financial Management L.P. (the predecessor of BlackRock) sold its business to PAMG on February 28, 1995. At the time of the sale, BlackRock Financial Management L.P. changed from a limited partnership to a corporation and changed its name to BlackRock Financial Management, Inc.

     The name and principal occupation of the principal executive officer and each director of PAMG as of September 30, 1995 were as follows: Richard C. Caldwell, Chairman of PAMG and Executive Vice President of PNC Bank Corp.; J. Richard Carnall, Chairman of PIMC and Executive Vice President, PNC Bank, N.A.; Young D. Chin, Chairman and Chief Executive Officer of PCM; Robert J. Christian, Chief Investment Officer of PNC Bank, N.A.; Vincent J. Ciavardini, President, Chief Financial Officer and Director of PFPC Inc., Senior Vice President of PIMC; Laurence D. Fink, Chairman and Chief Executive Officer of BlackRock; Ralph
L. Schlosstein, President of BlackRock; Thomas Whitford, Senior Vice President of PAMG. All of the above persons may be reached c/o PAMG, 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103.

     The name and principal occupation of the principal executive officer and each director of PIMC as of September 30, 1995 were as follows: J. Richard Carnall, Chairman of PIMC and Executive Vice President, PNC Bank, N.A.; Richard
C. Caldwell, Executive Vice President, PNC Bank Corp.; Richard L. Smoot, President and Chief Executive Officer, PNC Bank, N.A. (Philadelphia); Joseph N. Sgroi, Jr., Vice President and Secretary, PNC Bank, Delaware, N.A.; and Thomas
H. Nevin, President and Chief Investment Officer. All of the above persons may be reached c/o PIMC, 400 Bellevue Parkway, Wilmington, Delaware 19809.

     The name and principal occupation of the principal executive officer and each director of PCM as of September 30, 1995 were as follows: Richard C. Caldwell, Executive Vice President of PNC Bank Corp.; Ernest E. Cecilia, Chief Investment Officer, President and Chief Executive Officer of PEAC; Robert J. Christian, Chief Investment Officer of PNC Bank Corp.; Young D. Chin, President and Chief Executive Officer of PCM; Timothy M. Alles, Chief Financial Officer and Treasurer of PEAC; and Lynn K. Shipman, Secretary of PCM. All of the above persons may be reached c/o PCM, 1700 Market Street, 27th Floor, Philadelphia, Pennsylvania 19103.

     The name and principal occupation of the principal executive officer and each director of PEAC as of September 30, 1995 were as follows: Ernest E. Cecilia, Chief Investment Officer, President and Chief Executive Officer of PEAC; Timothy M. Alles, Chief Financial Officer and Treasurer of PEAC; Richard
C. Caldwell, Executive Vice President of PNC Bank Corp.; Young D. Chin, President and Chief Executive Officer of PCM; Robert J. Christian, Chief Investment Officer of PNC Bank, N.A.; Lisa P. Howard, Chief Compliance Officer of PEAC; Leah L. Tompkins, Secretary and Chief Legal Counsel of PEAC; and Thomas
H. O'Brien, Chief Executive Officer of PNC Bank Corp. All of the above persons may be reached c/o PEAC, 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103.

     The name and principal occupation of the principal executive officers and each director of BlackRock as of September 30, 1995 were as follows: Laurence D. Fink, Chairman and Chief Executive Officer; Ralph L. Schlosstein, President; and Richard C. Caldwell, Executive Vice President of PNC Bank Corp. All of the above may be reached c/o BlackRock, 345 Park Avenue, New York, New York 10154.

     PAYMENTS TO PAMG AFFILIATES. PNC Bank serves as the custodian of the Fund's assets. The Fund pays PNC Bank an annual fee for its custodial services equal to $.25 for each $1,000 of average gross assets for the first $50 million of each Portfolio's average gross assets, $.20 for each $1,000 of average gross assets for the next $50 million of each Portfolio's average gross assets, and $.15 per each $1,000 of average gross assets of each Portfolio in excess of $100 million.

     Compass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and PDI serve as co-administrators to the Fund. CCG and PFPC are affiliated with PIMC and PNC Bank. CCG's offices are located at 345 Park Avenue, New York, New York 10154. PFPC's offices are located at 400 Bellevue Parkway, Wilmington, DE 19809. CCG is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets. PFPC and PDI are entitled to receive a combined fee, computed daily and payable monthly, at the following annual rates: with respect to each Money Market Portfolio, .15% of the first $500 million of each Portfolio's average daily net assets, .13% of the next $500 million of each Portfolio's average daily net assets, .11% of the next $1 billion of each Portfolio's average daily net assets and .10% of each Portfolio's average daily net assets in excess of $2 billion; and with respect to the other Portfolios, .20% of the first $500 million of each Portfolio's average daily net assets, .18% of the next $500 million of each Portfolio's average daily net assets, .16% of the next $1 billion of each Portfolio's average daily net assets and .15% of each Portfolio's average daily net assets in excess of $2 billion.

     PFPC also serves as the Fund's transfer agent, registrar and dividend disbursing agent. For its services as transfer agent, PFPC receives fees with respect to each Portfolio based upon the number of shareholder accounts maintained by PFPC, the average net assets allocable to each Portfolio's Service and Institutional Shares and out-of-pocket expenses. Specifically, PFPC receives fees at the annual rate of .03% of the average daily net asset value of each Portfolio's outstanding Service and Institutional Shares, plus account fees and disbursements. With respect to the Portfolios' Series A and Series B Investor Shares, PFPC receives per account fees, with minimum annual fees of $24,000 per Series A Investor Share class and Series B Investor Share class of each Portfolio, plus disbursements.

     The table below sets forth the custodial, administration and transfer agency fees paid by the Fund during the fiscal year ended September 30, 1995:

                                                   CUSTODY     ADMINISTRATION   TRANSFER AGENCY
                                                 FEES PAID*      FEES PAID*       FEES PAID*
                                                 -----------   --------------   ---------------
    Managed Income.............................     $98,883        $751,452        $ 105,887
    Tax-Free Income............................      12,585               0           14,679
    Intermediate Government....................      46,733         244,417           33,776
    Ohio Tax-Free Income.......................      12,947               0           10,216
    Pennsylvania Tax-Free Income...............      15,842          68,050           35,808
    Short-Term Bond............................      16,621           4,724            7,880
    Intermediate-Term Bond.....................      39,889         139,960           30,988
    Government Income..........................      20,511               0           16,811
    Value Equity...............................     109,189       1,083,967          120,887
    Growth Equity..............................      55,404         360,966           55,024
    Small Cap Growth Equity....................      53,676         238,595           39,771
    Core Equity................................      49,975         288,666           46,370
    Small Cap Value Equity.....................      48,659         359,637           63,324
    International Equity.......................     543,795         689,601           87,372
    International Emerging Markets.............      75,032          41,383           21,097
    Balanced...................................      46,146         216,630           88,890
    Money Market...............................     239,568       1,686,008          278,046
    Municipal Money Market.....................      64,588         208,246           65,605
    Government Money Market....................     114,217         631,041          145,559
    Ohio Money Market..........................      20,010          43,263           24,256
    Pennsylvania Municipal Money Market........      74,280         322,632           75,870
    North Carolina Municipal Money Market......      27,356          24,058           51,335
    Virginia Municipal Money Market............      16,615               0           11,696

---------------

* The New Jersey Municipal Money Market Portfolio had not commenced investment operations as of September 30, 1995.

     It is expected that PNC Bank, CCG and PFPC will continue to provide custody, administration and transfer agency services to the Fund after the Meeting.

     The table below sets forth the fees paid by the Fund to PAMG affiliates under the Fund's Amended and Restated Service Plan for Service Shares (the "Service Plan") during the fiscal year ended September 30, 1995. Pursuant to the Service Plan, service organizations are entitled to aggregate fees ("Service Plan Fees") at the maximum annual rate of .30% of the average daily net asset value of each Portfolio's outstanding Service Shares for sub-accounting, sub-transfer agency and shareholder liaison services.

                                                    SERVICE PLAN FEES      SERVICE PLAN FEES
                                                         PAID TO                PAID TO
                                                        PNC BANK*        PNC SECURITIES CORP.*
                                                    -----------------   -----------------------
    Managed Income................................        $58,684                   $ 0
    Tax-Free Income...............................          2,288                     0
    Intermediate Government.......................         24,955                     0
    Ohio Tax-Free Income..........................          2,574                     0
    Pennsylvania Tax-Free Income..................          6,892                     0
    Short-Term Bond...............................          3,288                     0
    Intermediate-Term Bond........................         19,004                     0
    Value Equity..................................         85,211                     0
    Growth Equity.................................         38,429                     0
    Small Cap Growth Equity.......................         31,052                     0
    Core Equity...................................         42,073                     0
    Small Cap Value Equity........................         30,406                     0
    International Equity..........................         52,931                     0
    International Emerging Markets................          7,467                     0
    Balanced......................................         43,002                     0
    Money Market..................................        560,174                     0
    Municipal Money Market........................        133,013                     0
    Government Money Market.......................        269,682                10,227
    Ohio Municipal Money Market...................         15,253                     0
    Pennsylvania Municipal Money Market...........         62,133                   696
    North Carolina Municipal Money Market.........            254                     0
    Virginia Municipal Money Market...............            422                     0

---------------

* The New Jersey Municipal Money Market Portfolio had not commenced investment operations as of September 30, 1995.

     The table below sets forth the distribution fees paid by the Fund to PAMG affiliates under the Fund's Amended and Restated Series A Distribution and Service Plan for Series A Investor Shares during the fiscal year ended September 30, 1995. During the last fiscal year, payments under this Plan were limited to the maximum annual rate of .55% of the average daily net asset value of each Portfolio's outstanding Series A Investor Shares.

                                                    SERIES A DISTRIBUTION   SERIES A DISTRIBUTION
                                                      FEES PAID TO PNC        FEES PAID TO PNC
                                                      SECURITIES CORP.*       BROKERAGE CORP.*
                                                    ---------------------   ---------------------
    Managed Income................................         $ 9,037                 $ 9,390
    Tax-Free Income...............................               0                  15,181
    Intermediate Government.......................           2,558                       0
    Ohio Tax-Free Income..........................               0                   1,769
    Pennsylvania Tax-Free Income..................               0                  54,985
    Short-Term Bond...............................             108                     108
    Intermediate-Term Bond........................             553                       0
    Value Equity..................................           9,798                   7,321
    Growth Equity.................................          12,461                   4,357
    Small Cap Growth Equity.......................           5,035                       0
    Core Equity...................................           2,976                       0
    Small Cap Value Equity........................          12,861                  10,466
    Index Equity..................................           4,839                   2,118
    International Equity..........................          15,143                   5,139
    Balanced......................................          18,297                  56,854
    Money Market..................................          24,093                   5,108
    Municipal Money Market........................              31                     112
    Government Money Market.......................           5,545                   3,144
    Ohio Municipal Money Market...................               0                      88
    Pennsylvania Municipal Money Market...........               0                     641
    North Carolina Municipal Money Market.........               0                      19

---------------

* The New Jersey Municipal Money Market Portfolio had not commenced investment operations as of September 30, 1995.

     Under the Fund's current Series B Distribution Plan for Series B Investor Shares, Provident Distributors, Inc. ("PDI"), the Fund's distributor, is entitled to receive distribution fees ("Series B Distribution Fees") at the maximum annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Series B Investor Shares. The Series B Distribution Fees paid to PDI are used to pay for the expenses associated with distribution activities, payments to other entities for distribution assistance and the expense of financing those expenses and payments. PDI has entered into an agreement with PNC Investment Corp. ("PNCIC"), an affiliate of PAMG, which provides financing for the payment of commissions and other fees payable to entities that sell Series B Investor Shares. Under the terms of that agreement, PDI has sold and assigned to PNCIC the Series B Distribution Fees payable to PDI. During the fiscal year ended September 30, 1995, PNCIC received Series B Distribution Fees of $467, $15,286, $42,314, $6,258, $5,330 and $14,053 with respect to the Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Government Income, Small Cap Value Equity, International Equity and Balanced Portfolios, respectively.

     OTHER INVESTMENT COMPANIES ADVISED BY PIMC AND BLACKROCK. The table below sets forth certain information concerning the other investment companies for which PIMC and BlackRock act as investment adviser or sub-adviser, and describes the existing fee agreements with them as of August 31, 1995. PIMC and BlackRock were waiving, as of the date of this Proxy Statement, some or all of the fees payable by certain of the companies listed below. Those waivers are not reflected in the table. As of the date of this Proxy Statement, PAMG, PEAC and PCM did not serve as investment adviser or sub-adviser to any other investment companies.

                               PIMC ADVISED FUNDS

                                                NET ASSETS
                                                   AS OF
         NAME OF INVESTMENT COMPANY           AUGUST 31, 1995              ANNUAL FEE
              AND/OR PORTFOLIO                    (000S)          (BASED ON AVERAGE NET ASSETS)
--------------------------------------------  ---------------     -----------------------------
Independence Square Income Securities Inc.
  ("ISIS")..................................        $33,064       .20% of net assets.
Provident Institutional Funds, Inc. Short
  Duration Fund.............................        $81,340       .40% of net assets.
Provident Institutional Funds, Inc.
  Intermediate Duration Fund................        $20,573       .40% of net assets.
Municipal Fund for Temporary Investment
  Intermediate Municipal Fund Portfolio.....         $6,432       .20% of net assets.
Municipal Fund for Temporary Investment
  MuniFund Portfolio........................       $712,642       .175% of the first $1
                                                                  billion; .15% of the next $1
                                                                  billion; .125% of the next $1
                                                                  billion; .1% of the next $1
                                                                  billion; .095% of the next $1
                                                                  billion; .09% of the next $1
                                                                  billion; .085% of the next $1
                                                                  billion; .08% of net assets
                                                                  over $7 billion.
Municipal Fund for Temporary Investment
  MuniCash Portfolio........................       $406,890       Same as MuniFund Portfolio.
Trust for Federal Securities, Federal Trust
  Fund......................................       $289,683       .175% of the first $1 billion
                                                                  of the combined net assets of
                                                                  FedFund, T-Fund, FedCash
                                                                  Fund, T-Cash Fund, Federal
                                                                  Trust Fund and Treasury Trust
                                                                  Fund; .150% of the next $1
                                                                  billion; .125% of the next $1
                                                                  billion; .100% of the next $1
                                                                  billion; .095% of the next $1
                                                                  billion; .090% of the next $1
                                                                  billion; .085% of the next $1
                                                                  billion; .080% of combined
                                                                  net assets over $7 billion.

                                                NET ASSETS
                                                   AS OF
         NAME OF INVESTMENT COMPANY           AUGUST 31, 1995              ANNUAL FEE
              AND/OR PORTFOLIO                    (000S)          (BASED ON AVERAGE NET ASSETS)
--------------------------------------------  ---------------     -----------------------------
Trust for Federal Securities, FedCash
  Fund......................................       $429,340       Same as Federal Trust Fund.
Trust for Federal Securities, Treasury
  Trust Fund................................     $1,275,889       Same as Federal Trust Fund.
Trust for Federal Securities, T-Fund........     $1,393,108       Same as Federal Trust Fund.
Trust for Federal Securities, T-Cash
  Portfolio.................................       $478,584       Same as Federal Trust Fund.
Trust for Federal Securities, FedFund.......     $1,487,959       Same as Federal Trust Fund.
Trust for Federal Securities, Short
  Government Portfolio......................         $4,488       .20% of net assets.
Temporary Investment Fund, Inc., TempFund...     $5,955,973       .175% of the first $1
                                                                  billion; .15% of the next $1
                                                                  billion; .125% of the next $1
                                                                  billion; .1% of the next $1
                                                                  billion; .095% of the next $1
                                                                  billion; .09% of the next $1
                                                                  billion; .08% of the next $1
                                                                  billion; .075% of the next $1
                                                                  billion; .07% of its net
                                                                  assets over $8 billion.
Temporary Investment Fund, Inc., TempCash
  Portfolio.................................     $2,530,175       .175% of the first $1
                                                                  billion; .15% of the next $1
                                                                  billion; .125% of the next $1
                                                                  billion; .1% of the next $1
                                                                  billion; .095% of the next $1
                                                                  billion; .09% of the next $1
                                                                  billion; .085% of the next $1
                                                                  billion; .08% of its net
                                                                  assets over $7 billion.
The RBB Fund, Inc., Money Market
  Portfolio.................................     $1,821,372       .45% of first $250 million;
                                                                  .40% of next $250 million;
                                                                  .35% of net assets over $500
                                                                  million.
The RBB Fund, Inc., Government Obligations
  Money Market Portfolio....................       $512,459       Same as RBB Money Market
                                                                  Portfolio.
The RBB Fund, Inc., Municipal Money Market
  Portfolio.................................       $422,754       .35% of first $250 million;
                                                                  .30% of next $250 million;
                                                                  .25% of net assets in excess
                                                                  of $500 million.
The RBB Fund, Inc., Government Securities
  Portfolio.................................        $10,771       .40% of first $250 million;
                                                                  .35% of next $250 million;
                                                                  .30% in excess of $500
                                                                  million.

                                                NET ASSETS
                                                   AS OF
         NAME OF INVESTMENT COMPANY           AUGUST 31, 1995              ANNUAL FEE
              AND/OR PORTFOLIO                    (000S)          (BASED ON AVERAGE NET ASSETS)
--------------------------------------------  ---------------     -----------------------------
The RBB Fund, Inc., Tax-Free Portfolio......         $4,117       .50% of first $250 million;
                                                                  .45% of next $250 million;
                                                                  .40% of net assets over $500
                                                                  million.
Chestnut Street Exchange Fund...............       $238,255       .50% of the first $100
                                                                  million; .40% of net assets
                                                                  exceeding $100 million.
The Arbor Fund, California Tax-Exempt
  Portfolio..................................      $385,568*      .075%
The Arbor Fund, Institutional Tax-Free
  Portfolio.................................        $95,150*      .075%

                             PIMC SUB-ADVISED FUNDS

                                                NET ASSETS
                                                   AS OF
         NAME OF INVESTMENT COMPANY           AUGUST 31, 1995              ANNUAL FEE
              AND/OR PORTFOLIO                    (000S)          (BASED ON AVERAGE NET ASSETS)
--------------------------------------------  ---------------     -----------------------------
Alex Brown Cash Reserve Fund, Inc. Tax-Free
  Series....................................       $522,765       .15% of first $250 million;
                                                                  .13% of the next $250
                                                                  million; .11% of the next
                                                                  $250 million; .09% of the
                                                                  next $250 million; .075% of
                                                                  the next $3 billion; .06% in
                                                                  excess of $4 billion.
First Funds US Treasury Money Market
  Portfolio.................................        $75,830       .08% of first $500 million of
                                                                  the combined net assets of
                                                                  the U.S. Treasury Money
                                                                  Market, U.S. Government Money
                                                                  Market, Municipal Money
                                                                  Market and Cash Reserve
                                                                  Portfolios; .06% of next $500
                                                                  million; .05% of combined net
                                                                  assets over $1 billion.
First Funds US Government Money Market
  Portfolio.................................       $103,763       .08% of first $500 million of
                                                                  the combined net assets of
                                                                  the U.S. Treasury Money
                                                                  Market, U.S. Government Money
                                                                  Market, Municipal Money
                                                                  Market and Cash Reserve
                                                                  Portfolios; .06% of next $500
                                                                  million; .05% of combined net
                                                                  assets over $1 billion.

---------------

* These figures reflect net assets as of November 29, 1995.

                                                NET ASSETS
                                                   AS OF
         NAME OF INVESTMENT COMPANY           AUGUST 31, 1995              ANNUAL FEE
              AND/OR PORTFOLIO                    (000S)          (BASED ON AVERAGE NET ASSETS)
--------------------------------------------  ---------------     -----------------------------
First Funds Municipal Money Market
  Portfolio.................................       $109,013       .08% of first $500 million of
                                                                  the combined net assets of
                                                                  the U.S. Treasury Money
                                                                  Market, U.S. Government Money
                                                                  Market, Municipal Money
                                                                  Market and Cash Reserve
                                                                  Portfolios; .06% of next $500
                                                                  million; .05% of combined net
                                                                  assets over $1 billion.
First Funds Cash Reserve Portfolio..........        $15,403       .08% of first $500 million of
                                                                  the combined net assets of
                                                                  the U.S. Treasury Money
                                                                  Market, U.S. Government Money
                                                                  Market, Municipal Money
                                                                  Market and Cash Reserve
                                                                  Portfolios; .06% of next $500
                                                                  million; .05% of combined net
                                                                  assets over $1 billion.
Warburg Pincus Cash Reserve Reserve Fund....       $273,891       .25% of net assets.
Warburg Pincus New York Tax-Exempt Fund.....        $72,704       .25% of net assets.

                            BLACKROCK ADVISED FUNDS

                                                  NET ASSETS
                                                     AS OF                   ANNUAL FEE
          NAME OF INVESTMENT COMPANY            AUGUST 31, 1995        (BASED ON AVERAGE NET
               AND/OR PORTFOLIO                     (000S)                    ASSETS)
----------------------------------------------  ---------------     ----------------------------
The BlackRock Advantage Term Trust Inc........        $95,054       .60% of the average weekly
                                                                    net assets until December
                                                                    31, 1995; .50% from January
                                                                    1, 1996 through December 31,
                                                                    2000; .40% from January 1,
                                                                    2001 through termination.
The BlackRock Income Trust Inc................       $475,096       .65% of the average weekly
                                                                    net assets.
The BlackRock Municipal Target Term Trust
  Inc.........................................       $496,610       .35% of the average weekly
                                                                    total assets.

                                                  NET ASSETS
                                                     AS OF                   ANNUAL FEE
          NAME OF INVESTMENT COMPANY            AUGUST 31, 1995        (BASED ON AVERAGE NET
               AND/OR PORTFOLIO                     (000S)                    ASSETS)
----------------------------------------------  ---------------     ----------------------------
The BlackRock 1998 Term Trust Inc.............       $562,149       .50% of the average weekly
                                                                    net assets until December
                                                                    31, 1994; .40% from January
                                                                    1, 1995 through December 31,
                                                                    1996; .30% from January 1,
                                                                    1997 through termination.
The BlackRock 1999 Term Trust Inc.............       $195,107       .40% of the average weekly
                                                                    net assets.
The BlackRock 2001 Term Trust Inc.............     $1,237,786       .40% of the average weekly
                                                                    net assets.
The BlackRock Insured Municipal 2008 Term
  Trust Inc...................................       $425,308       .35% of the average weekly
                                                                    total assets.
The BlackRock Broad Investment Grade 2009 Term
  Trust Inc...................................        $38,743       .55% of the average weekly
                                                                    net assets.
The BlackRock North American Government Income
  Trust Inc...................................       $398,488       .60% of the average weekly
                                                                    net assets.
The BlackRock Strategic Term Trust Inc........       $511,146       .60% of the average weekly
                                                                    net assets until December
                                                                    31, 1994; .45% from January
                                                                    1, 1995 through December 31,
                                                                    1998; .30% from January 1,
                                                                    1999 through termination.
The BlackRock Target Term Trust Inc...........       $931,501       .45% of the average weekly
                                                                    net assets until December
                                                                    31, 1996; .30% from January
                                                                    1, 1997 through termination.
The BlackRock Insured Municipal Term Trust
  Inc.........................................       $275,849       .35% of the average weekly
                                                                    total assets.
The BlackRock Investment Quality Term Trust
  Inc.........................................       $236,030       .60% of the average weekly
                                                                    net assets until December
                                                                    31, 1998; .50% from January
                                                                    1, 1999 through December 31,
                                                                    2002; .40% from January 1,
                                                                    2003 through termination.
The BlackRock Investment Quality Municipal
  Trust Inc...................................       $230,641       .35% of the average weekly
                                                                    total assets.

                                                  NET ASSETS
                                                     AS OF                   ANNUAL FEE
          NAME OF INVESTMENT COMPANY            AUGUST 31, 1995        (BASED ON AVERAGE NET
               AND/OR PORTFOLIO                     (000S)                    ASSETS)
----------------------------------------------  ---------------     ----------------------------
The BlackRock New Jersey Investment Quality
  Municipal Trust Inc.........................        $13,184       .35% of the average weekly
                                                                    total assets.

                          BLACKROCK SUB-ADVISED FUNDS

                                                  NET ASSETS
                                                     AS OF                   ANNUAL FEE
          NAME OF INVESTMENT COMPANY            AUGUST 31, 1995        (BASED ON AVERAGE NET
               AND/OR PORTFOLIO                     (000S)                    ASSETS)
----------------------------------------------  ---------------     ----------------------------
Provident Institutional Funds, Inc. Short
  Duration Fund...............................    See PIMC          .25% of net assets.
                                                   Advised
                                                    Funds
Provident Institutional Funds, Inc.
  Intermediate Duration Fund..................    See PIMC          .25% of net assets.
                                                   Advised
                                                    Funds
Investors Trust Government Fund...............     $1,183,027       .15% of average daily net
                                                                    asset value up to $5
                                                                    million; .10% of the next
                                                                    $250 million; .05% of next
                                                                    $500 million; .045% in
                                                                    excess of $1.25 billion.
Sierra Variable Trust -- U.S. Government
  Fund........................................        $48,343       .185% of average daily net
                                                                    asset value up to $650
                                                                    million; .15% of the next
                                                                    $350 million; .10% in excess
                                                                    of $1 billion.
Sierra Trust Funds -- U.S. Government Fund....       $487,889       .185% of average daily net
                                                                    asset value up to $650
                                                                    million; .15% of the next
                                                                    $350 million; .10% in excess
                                                                    of $1 billion.
Sierra Trust Funds -- Target Maturity 2008....         $2,948       Greater of .05% of average
                                                                    daily net assets or $25,000.
Frank Russell Investment Company Volatility
  Constrained Bond Fund.......................        $45,822       .25% of average daily net
                                                                    assets up to $1 billion;
                                                                    .20% in excess of $1
                                                                    billion.
Frank Russell Investment Company Fixed Income
  II Fund.....................................        $39,260       .25% of average daily net
                                                                    assets up to $1 billion;
                                                                    .20% in excess of $1
                                                                    billion.

     The Glass-Steagall Act, among other things, prohibits banks from engaging to any extent in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

     PAMG, PIMC, PCM, PEAC and BlackRock believe that they may perform the services contemplated by their agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. If, however, they were prevented by judicial or administrative decisions or interpretations from performing the services contemplated by their advisory and sub-advisory agreements, it is anticipated that the Board would consider the possibility of selecting other qualified companies. Any new investment advisory or sub-advisory agreement would normally be subject to shareholder approval.

     DISTRIBUTOR. PDI serves as the Fund's distributor. PDI's offices are located at 259 Radnor-Chester Road, Suite 120, Radnor, PA 19087.

                                 OTHER MATTERS

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

Dated: December 4, 1995

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 1995 TO ANY SHAREHOLDER UPON REQUEST. THE FUND'S ANNUAL REPORT TO SHAREHOLDERS MAY BE OBTAINED FROM THE FUND BY CALLING
(800) 422-6538.

                                                                       EXHIBIT A

                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of [date] between THE PNC(R) FUND, a Massachusetts business trust (the "Fund"), and PNC ASSET MANAGEMENT GROUP, INC., a Delaware corporation (the "Adviser").

     WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Fund desires to retain Adviser to furnish investment advisory services to the Fund and the Adviser is willing to so furnish such services;

     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment.

     a. The Fund hereby appoints Adviser to act as investment adviser to the Fund's Money Market Portfolio; Government [Treasury] Money Market Portfolio; Municipal Money Market Portfolio; Pennsylvania Municipal Money Market Portfolio; North Carolina Municipal Money Market Portfolio; Virginia Municipal Money Market Portfolio; Ohio Municipal Money Market Portfolio; New Jersey Municipal Money Market Portfolio; Tax-Free Income Portfolio; Managed Income Portfolio; Intermediate Government Portfolio; Intermediate-Term Bond Portfolio; Short-Term Bond Portfolio; Government Income Portfolio; Pennsylvania Tax-Free Income Portfolio; Ohio Tax-Free Income Portfolio; New Jersey Tax-Free Income Portfolio; Core Fixed Income Portfolio; International Fixed Income Portfolio; Balanced Portfolio; International Equity Portfolio; International Emerging Markets Portfolio; Core Equity Portfolio; Growth Equity Portfolio; Small Cap Growth Equity Portfolio; Value Equity Portfolio; and Small Cap Value Equity Portfolio (the "Portfolios") for the period and on the terms set forth in this Agreement. Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     b. In the event that the Fund establishes one or more portfolios other than the Portfolios named above with respect to which it desires to retain Adviser to act as investment adviser hereunder, the Fund shall notify Adviser in writing. If Adviser is willing to render such services under this Agreement, it shall notify the Fund in writing whereupon, subject to such approval as may be required pursuant to Paragraph 10 hereof, such portfolio shall become a "Portfolio" hereunder and shall be subject to the provisions of this Agreement to the same extent as the Portfolios named above in subparagraph (a) except to the extent that said provisions (including those relating to the compensation payable by the Fund to Adviser) are modified with respect to such portfolio in writing by the Fund and Adviser at the time.

     2. Sub-Contractors. It is understood that Adviser will from time to time employ or associate with such person or persons as Adviser may believe to be particularly fitted to assist it in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by Adviser and that Adviser shall be as fully responsible to the Fund for the acts and omissions of any subcontractor as it is for its own acts and omissions. Such person or persons shall be employed pursuant

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

to sub-advisory agreements agreeable to the Fund and approved in accordance with the provisions of the 1940 Act.

     3. Delivery of Documents. The Fund has furnished Adviser with copies, properly certified or authenticated, of each of the following:

          a. Resolutions of the Fund's Board of Trustees authorizing the appointment of Adviser as the Portfolios' adviser and approving this Agreement;

          b. The Fund's Declaration of Trust as filed with the State Secretary of the Commonwealth of Massachusetts and the Boston City Clerk on December 22, 1988;

          c. The Fund's Code of Regulations;

          d. The Fund's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on December 23, 1988;

          e. The Fund's Registration Statement on Form N-1A under the Securities Act of 1933 and the 1940 Act, as filed with the SEC on December 23, 1988, and all amendments thereto (the "Registration Statement"); and

          f. The Fund's most recent prospectuses for the Portfolios (such prospectuses together with the related statements of additional information, as currently in effect and all amendments and supplements thereto, are herein called "Prospectuses").

     The Fund will furnish Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

     4. Services. Subject to the supervision of the Fund's Board of Trustees, Adviser will (either directly or through the sub-advisers and other sub-contractors employed by it in accordance with Section 2 hereof) provide a continuous investment program for each of the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolios. Adviser will (either directly or through the sub-advisers and other sub-contractors employed by it in accordance with Paragraph 2 hereof) determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolios and will place the daily orders for the purchase or sale of securities. Adviser will provide the services rendered by it under this Agreement in accordance with each Portfolio's investment objective, policies and restrictions as stated in such Portfolio's Prospectus (as currently in effect and as it may be amended or supplemented from time to time) and the resolutions of the Fund's Board of Trustees. Adviser further agrees that it:

          a. will comply with all applicable rules and regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

          b. will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, Adviser will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, Adviser may, subject to the approval of the Fund's Board of Trustees, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and other clients of Adviser or a sub-adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the

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

     services required to be performed by Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that Adviser determines in good faith that such commission is reasonable in terms of either the transaction or the overall responsibility of Adviser and sub-advisers to the Portfolios and their other clients and that the total commissions paid by a Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term. In addition, Adviser is authorized to take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with Adviser, the sub-advisers or the Fund's distributor) in compliance with applicable law. In no instance, however, will a Portfolio's securities be purchased from or sold to Adviser, the sub-advisers, the Fund's distributor or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

          c. will maintain books and records with respect to each Portfolio's securities transactions and will furnish the Fund's Board of Trustees such periodic and special reports as the Board may request;

          d. will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When Adviser makes investment recommendations for a Portfolio, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Portfolio's account are customers of the commercial departments of its affiliates. In dealing with commercial customers of its affiliates, Adviser and the sub-advisers will not inquire or take into consideration whether securities of those customers are held by the Fund; and

          e. will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, any of the Portfolios and the Fund's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

     5. Services Not Exclusive. Adviser's services hereunder are not deemed to be exclusive, and Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

     6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Adviser hereby agrees that all records which it maintains for each Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. Expenses. During the term of this Agreement, Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Portfolios.

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

     8. Compensation.

     a. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay Adviser and Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the following annual rates: for each of the Money Market, Municipal Money Market, Government [Treasury] Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios (considered separately on a Portfolio-by-Portfolio basis): .45% of the first $1 billion of each Portfolio's average daily net assets, .40% of the next $1 billion of each Portfolio's average daily net assets, .375% of the next $1 billion of each Portfolio's average daily net assets and .35% of the average daily net assets of each Portfolio in excess of $3 billion; for each of the Value Equity, Growth Equity, Small Cap Value Equity, Balanced, Small Cap Growth Equity, Core Equity and International Fixed Income Portfolios (considered separately on a Portfolio-by-Portfolio basis): .55% of the first $1 billion of each Portfolio's average daily net assets, .50% of the next $1 billion of each Portfolio's average daily net assets, .475% of the next $1 billion of each Portfolio's average daily net assets and .45% of the average daily net assets of each Portfolio in excess of $3 billion; for each of the Core Fixed Income, Managed Income, Tax-Free Income, Intermediate Government, New Jersey Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond and Government Income Portfolios (considered separately on a Portfolio-by-Portfolio basis): .50% of the first $1 billion of each Portfolio's average daily net assets, .45% of the next $1 billion of each Portfolio's average daily net assets, .425% of the next $1 billion of each Portfolio's average daily net assets and .40% of the average daily net assets of each Portfolio in excess of $3 billion; for the International Equity Portfolio:
 .75% of the first $1 billion of the Portfolio's average daily net assets, .70% of the next $1 billion of the Portfolio's average daily net assets, .675% of the next $1 billion of the Portfolio's average daily net assets and .65% of the average daily net assets of the Portfolio in excess of $3 billion; and for the International Emerging Markets Portfolio: 1.25% of the first $1 billion of the Portfolio's average daily net assets, 1.20% of the next $1 billion of the Portfolio's average daily net assets, 1.155% of the next $1 billion of the Portfolio's average daily net assets and 1.10% of the average daily net assets of the Portfolio in excess of $3 billion. Such fee as is attributable to each Portfolio shall be a separate charge to such Portfolio and shall be the several (and neither joint nor joint and several) obligation of such Portfolio.

     b. If in any fiscal year the aggregate expenses of one or more Portfolios (as defined under the securities regulations of any state having jurisdiction over the Fund) exceed the expense limitations of any such state, Adviser will bear its share of the amount of such excess in proportion to the aggregate fees otherwise payable to it hereunder and to the Fund's co-administrators under their administration agreements with the Fund. The obligation of the Adviser to reimburse the Fund under this Paragraph 8(b) is limited in any fiscal year to the amount of its fees otherwise payable hereunder attributable to the Portfolios for such fiscal year, provided, however, that notwithstanding the foregoing, Adviser shall reimburse the Fund for the full amount of its share of any such excess expenses regardless of the amount of fees otherwise payable to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Fund so require. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

     9. Limitation of Liability. Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss

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

resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

     10. Duration and Termination. This Agreement will become effective as of the date hereof with respect to each Portfolio listed in Section 1(a) hereof and, with respect to any additional Portfolio, on the date of receipt by the Fund of notice from Adviser in accordance with Section 1(b) hereof that Adviser is willing to serve as investment adviser with respect to such Portfolio, provided that this Agreement (as supplemented by the terms specified in any notice and agreement pursuant to Section 1(b) hereof) shall have been approved in accordance with the requirements of the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect with respect to each such Portfolio until March 31, 1997. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the particular Portfolio for successive annual periods ending on March 31, provided such continuance is specifically approved at least annually (a) by vote of a majority of those members of the Fund's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Fund's Board of Trustees or by vote of a majority of the outstanding voting securities of such Portfolio. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Portfolio at any time, without the payment of any penalty, by the Fund (by vote of the Fund's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio), or by Adviser on sixty days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms in the 1940 Act.)

     11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

     12. Release. "The PNC Fund" and "Trustees of The PNC Fund" refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of "The PNC Fund" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Fund personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

     13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and shall be governed by Delaware law.

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

     14. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Attest:                                THE PNC FUND


[SEAL]                                 By:
                                          -----------------------------

                                       PNC ASSET MANAGEMENT
                                       GROUP, INC.

[SEAL]                                 By:
                                          -----------------------------
                                         its:

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

                                    FORM OF
                             SUB-ADVISORY AGREEMENT

                            (            Portfolios)

     AGREEMENT dated as of [date], between PNC Asset Management Group, Inc., a Delaware corporation ("Adviser"), and [name of Sub-Adviser(s)], a corporation ("Sub-Adviser").

     WHEREAS, Adviser has agreed to furnish investment advisory services to the [names of Portfolios] (the "Portfolios") of The PNC(R) Fund (the "Fund"), an open-end, management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

     WHEREAS, Adviser wishes to retain the Sub-Adviser to provide it with sub-advisory services as described below in connection with Adviser's advisory activities on behalf of the Portfolios;

     WHEREAS, the advisory agreement between Adviser and the Fund of even date herewith (such Agreement or the most recent successor agreement between such parties relating to advisory services to the Portfolios is referred to herein as the "Advisory Agreement") contemplates that Adviser may sub-contract investment advisory services with respect to the Portfolios to a sub-adviser pursuant to a sub-advisory agreement agreeable to the Fund and approved in accordance with the provisions of the 1940 Act;

     WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. Adviser hereby appoints Sub-Adviser to act as sub-adviser with respect to the Portfolios as provided in Section 2 of the Advisory Agreement. Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. Services of Sub-Adviser. Subject to the oversight and supervision of Adviser and the Fund's Board of Trustees, Sub-Adviser will supervise the day-to-day operations of each Portfolio and perform the following services: (i) provide investment research and credit analysis concerning the Portfolio's investments, (ii) conduct a continual program of investment of the Portfolio's assets, (iii) determine what portion of the Portfolio's assets will be invested in cash, cash equivalents and money market instruments, (iv) place orders for all purchases and sales of the investments made for the Portfolio, and (v) maintain the books and records as are required to support Fund operations (in conjunction with record-keeping and accounting functions performed by Adviser). In addition, Sub-Adviser will keep the Fund and Adviser informed of developments materially affecting the Fund and shall, on its own initiative, furnish to the Fund from time to time whatever information Sub-Adviser believes appropriate for this purpose. Sub-Adviser will communicate to Adviser on each day that a purchase or sale of an instrument is effected for a Portfolio (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale will be effected,
(iv) the CUSIP number of the instrument, if any, and (v) such other information as Adviser may reasonably require for purposes of fulfilling its obligations to the Fund under the Advisory Agreement. Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Portfolio's Prospectus and Statement of Additional Information (as currently in effect and as they may be amended or supplemented from time to time), and the resolutions of the Fund's Board of Trustees.

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

     3. Other Sub-Adviser Covenants.  Sub-Adviser further agrees that it:

          (a) will comply with all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and will in addition conduct its activities under this Agreement in accordance with other applicable law;

          (b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, Sub-Adviser will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, Sub-Adviser may, subject to the approval of the Fund's Board of Trustees, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and other clients of Adviser or Sub-Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of Adviser and Sub-Adviser to the Portfolios and their other clients and that the total commissions paid by the Portfolios will be reasonable in relation to the benefits to the Portfolio over the long-term. In addition, Sub-Adviser is authorized to take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with Adviser, Sub-Adviser or the Fund's distributor), provided that Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Portfolio's securities be purchased from or sold to the Adviser, Sub-Adviser, the Fund's distributor or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

          (c) will maintain or cause Adviser to maintain books and records with respect to the Portfolios' securities transactions and will render to Adviser and the Fund's Board of Trustees such periodic and special reports as they may request;

          (d) will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When Sub-Adviser makes investment recommendations for a Portfolio, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Portfolio's account are customers of the commercial department of its affiliates; and

          (e) will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, the Portfolios and the Fund's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

     4. Services Not Exclusive. Sub-Adviser's services hereunder are not deemed to be exclusive, and Sub-Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

     5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the Portfolios are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Portfolio.

     7. Compensation. For the services which the Sub-Adviser will render to Adviser under this Agreement, Adviser will pay to Sub-Adviser a fee, computed daily and payable monthly, at the following annual rates for the Portfolios:

     for each of the Money Market, Municipal Money Market, Government [Treasury] Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Value Equity, Growth Equity, Small Cap Value Equity, Balanced, Small Cap Growth Equity and Core Equity Portfolios (considered separately on a Portfolio-by-Portfolio basis): .40% of the first $1 billion of each Portfolio's average daily net assets, .35% of the next $1 billion of each Portfolio's average daily net assets, .325% of the next $1 billion of each Portfolio's average daily net assets and .30% of the average daily net assets of each Portfolio in excess of $3 billion; for each of the Core Fixed Income, Managed Income, Tax-Free Income, Intermediate Government, New Jersey Tax-Free Income, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond and Government Income Portfolios (considered separately on a Portfolio-by-Portfolio basis): .35% of the first $1 billion of each Portfolio's average daily net assets, .30% of the next $1 billion of each Portfolio's average daily net assets, .275% of the next $1 billion of each Portfolio's average daily net assets and .25% of the average daily net assets of each Portfolio in excess of $3 billion; for the International Equity Portfolio: .60% of the first $1 billion of the Portfolio's average daily net assets, .55% of the next $1 billion of the Portfolio's average daily net assets, .525% of the next $1 billion of the Portfolio's average daily net assets and .50% of the average daily net assets of the Portfolio in excess of $3 billion; and for the International Emerging Markets
     Portfolio: 1.10% of the first $1 billion of the Portfolio's average daily net assets, 1.05% of the next $1 billion of the Portfolio's average daily net assets, 1.005% of the next $1 billion of the Portfolio's average daily net assets and .95% of the average daily net assets of the Portfolio in excess of $3 billion.

     If the Adviser waives any or all of its advisory fee payable under the Advisory Agreement, or reimburses the Fund pursuant to Section 8(b) of that Agreement, with respect to a Portfolio, the Sub-Adviser will bear its share of the amount of such waiver or reimbursement by waiving fees otherwise payable to it hereunder on a proportionate basis to be determined by comparing the aggregate fees that would otherwise be paid to it hereunder with respect to such Portfolio to the aggregate fees that would otherwise be paid by the Fund to the Adviser under the Advisory Agreement with respect to such Portfolio. Adviser shall inform Sub-Adviser prior to waiving any advisory fees.

     8. Limitation on Liability. Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by Adviser or by the Portfolios in connection with the performance of this

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

Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

     9. Duration and Termination. This Agreement will become effective as of the date hereof and, unless sooner terminated with respect to each Portfolio as provided herein, shall continue in effect with respect to each Portfolio until March 31, 1997. Thereafter, if not terminated, this Agreement shall continue in effect with respect to each Portfolio for successive annual periods ending on March 31, provided such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Fund's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Fund's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Portfolio at any time, without the payment of any penalty, by the Fund (by vote of the Fund's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio), or by Adviser or Sub-Adviser on 60 days' written notice, and will terminate automatically upon any termination of the Advisory Agreement between the Fund and Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

     10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

     11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

     12. Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                       PNC ASSET MANAGEMENT GROUP, INC.

                                       By:
                                          -----------------------------


                                       [NAME(S) OF SUB-ADVISER(S)]

                                       By:
                                          -----------------------------

                                                                       EXHIBIT B

                                THE PNC(R) FUND

                         ------------------------------

               AMENDED AND RESTATED DISTRIBUTION AND SERVICE PLAN
                         ------------------------------

                                                                January   , 1996

     This Distribution and Service Plan (the "Plan") is adopted in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), by The PNC Fund, a Massachusetts business trust (the "Fund"), with respect to the various classes of shares (each, a "Class") of the portfolios of the Fund (each, a "Portfolio") listed on Appendix A hereto, as amended from time to time, subject to the terms and conditions set forth herein. The Service Fees and Shareholder Processing Fees (each as defined herein) payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts, as more fully described in Section 2 below, and not costs which are primarily intended to result in the sale of the Fund's shares and which would require approval pursuant to the Rule.

     Section 1. Distribution Fees

     (a) Pursuant to the Plan, the Fund may pay to (i) the Distributor of its shares, Provident Distributors, Inc., or any entity that may in the future act as a distributor for its shares (collectively, the "Distributor"), and/or (ii) Compass Capital Group, Inc. or any other affiliate of PNC Bank, National Association (collectively, "CCG"), with respect to and at the expense of each Class of each Portfolio listed on Appendix A hereto, a fee for distribution and sales support services, as applicable, and as more fully described in Section 1(b) hereof (the "Distribution Fee"), such fee in the aggregate to be at the annual rate specified with respect to such Class of such Portfolio under the column "Distribution Fee" on Appendix A hereto.

     (b) Payments of the Distribution Fee under the Plan shall be used primarily to compensate the Distributor for distribution services and sales support services provided, and/or to CCG for sales support services provided, respectively, in connection with the offering and sale of shares of the applicable Class of the applicable Portfolio, and to reimburse the Distributor and/or CCG for related expenses incurred, including payments by the Distributor and/or CCG to compensate or reimburse brokers, dealers, other financial institutions or other industry professionals (collectively, "Selling Agents"), for sales support services provided and related expenses incurred by such Selling Agents. The services and expenses described in this Section 1(b) may include, but are not limited to, the following: (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and other mass media advertising, (ii) the preparation, printing and distribution of prospectuses and reports (other than prospectuses or reports used for regulatory purposes or for distribution to existing shareholders); (iii) the preparation, printing and distribution of sales literature; (iv) expenditures for sales or distribution support services such as for telephone facilities and in-house telemarketing; (v) preparation of information, analyses and opinions with respect to marketing and promotional activities; (vi) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor, CCG or

Selling Agents, attributable to distribution or sales support activities, as applicable, including interest expenses and other costs associated with financing of such commissions, compensation and expenses; (vii) travel, equipment, printing, delivery and mailing costs, overhead and other office expenses of the Distributor, CCG or Selling Agents, attributable to distribution or sales support activities, as applicable, (viii) the costs of administering the Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to distribution or sales support activities.

     (c) Payments of the Distribution Fee on behalf of a particular Portfolio must be in consideration of services rendered for or on behalf of such Portfolio. However, joint distribution or sales support financing with respect to the shares of the Portfolios (which financing may also involve other investment portfolios or companies that are affiliated persons of such a person, or affiliated persons of the Distributor or CCG, shall be permitted in accordance with applicable law. Payments of the Distribution Fee under Section 1 of the Plan may be made without regard to expenses actually incurred.

     (d) It is acknowledged that the Distributor, CCG and other affiliates of PNC Bank, National Association and other parties that receive fees from the Fund may each make payments without limitation as to amount relating to distribution or sales support activities, as applicable, in connection with each Class of each Portfolio out of its past profits or any additional sources other than the Distribution Fee which are available to it.

     Section 2. Service Fees and Shareholder Processing Fees

     (a) Pursuant to the Plan, the Fund shall pay to CCG, with respect to and at the expense of each Class of each Portfolio listed on Appendix A hereto, (i) a fee in respect of the provision of personal services to shareholders of such Class of such Portfolio, as more fully described in Section 2(b) hereof (the "Service Fee"), such fee to be at the annual rate specified with respect to such Class of such Portfolio under the column "Service Fee" on Appendix A hereto, and
(ii) a fee in respect of the provision of certain activities relating to the processing and administration of shareholder accounts in such Class of such Portfolio, as more fully described in Section 2(c) hereof (the "Shareholder Processing Fee"), such fee to be at the annual rate specified with respect to such Class of such Portfolio under the column "Shareholder Processing Fee" on Appendix A hereto. CCG shall determine the amount of the Service Fee and the Shareholder Processing Fee to be paid to one or more brokers, dealers, other financial institutions or other industry professionals (collectively, "Service Agents") and the basis on which such payments will be made. Payments to a Service Agent will be subject to compliance by the Service Agent with the terms of any related Plan agreement entered into by the Service Agent.

     (b) Payments of the Service Fee shall be used to compensate CCG and Service Agents for general shareholder liaison services provided with respect to shareholders in the related Class of the related Portfolio, including, but not limited to, (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the shareholders' investments; and (ii) assisting shareholders in designating and changing dividend options, account designations and addresses.

     (c) Payments of the Shareholder Processing Fee shall be used to compensate CCG and Service Agents for certain services relating to the processing and administration of shareholder accounts with respect to shareholders in the related Class of the related Portfolio, which may include some or all of the following: (i) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (ii) assisting in aggregating and processing purchase, exchange and redemption transac-tions; (iii) placing net purchase and redemption orders with the Distributor;
(iv) arranging for wiring of funds; (v) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (vi) processing dividend payments; (vii) verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary; (viii) providing periodic statements showing a customer's account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with a Service Agent; (ix) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Agent) monthly and year-end statements and confirmations of purchases, exchanges and redemptions; (x) transmitting on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to the shareholders; (xi) receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to shareholder meetings; (xii) providing subaccounting with respect to shares beneficially owned by customers or the information to the Fund necessary for subaccounting; (xiii) sub-transfer agency services; and (xiv) providing such other similar services as the Fund or a shareholder may request. It is intended that none of the services provided in consideration of the Shareholder Processing Fee be of a nature so as to render the Shareholder Processing Fee a "service fee" as defined in Article III,
Section 26, of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     (d) Payments of the Service Fee and the Shareholder Processing Fee under
Section 2 of the Plan may be made without regard to expenses actually incurred.

     Section 3. Calculation and Payment of Fees

     The amount of the Distribution Fee, Service Fee and Shareholder Processing Fee payable with respect to each Class of each Portfolio listed on Appendix A hereto shall be calculated daily and paid monthly, at the applicable annual rates indicated on Appendix A. The Distribution Fee, Service Fee and Shareholder Processing Fee shall be calculated and paid separately for each Class of each Portfolio.

     Section 4. Approval of Plan

     The Plan will become effective immediately, as to any Class of any Portfolio, upon its approval by (a) a majority of the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of the Plan, and (b) with respect to
Section 1 of the Plan only, a majority of the outstanding shares of such Class of such Portfolio.

     Section 5. Continuance of the Plan

     The Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Fund's Board of Trustees in the manner described in Section 4 above.

     Section 6. Additional Classes and Portfolios

     The Plan shall become effective with respect to Classes of Portfolios not currently listed on Appendix A hereto upon obtaining the requisite approvals with respect to such Classes of Portfolios in accordance with Section 4 above.

     Section 7. Termination

     The Plan may be terminated at any time with respect to any Class of any Portfolio without penalty at any time by (a) a vote of a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, or (b) a vote of a majority of the outstanding shares of such Class of such Portfolio. The termination of the Plan with respect to any Class of any Portfolio shall not result in the termination of the Plan with respect to any other Class of that Portfolio or any other Portfolio.

     Section 8. Amendments

     The Plan may not be amended with respect to any Class of any Portfolio so as to increase materially the amount of the Distribution Fee described in
Section 1 above with respect to such Class of such Portfolio unless the amendment is approved by a vote of at least a majority of the outstanding shares of such Class of such Portfolio and otherwise complies with Rule 18f-3(e)(2) under the Act or any successor provision as in effect at the time of such amendment. In addition, no material amendment to the Plan may be made unless approved by the Fund's Board of Trustees in the manner described in Section 4 above.

     Section 9. Selection of Certain Trustees

     While the Plan is in effect, the selection and nomination of the Fund's Trustees who are not "interested persons" of the Fund (as defined in the Act) will be committed to the discretion of the Trustees then in office who are not "interested persons" (as so defined) of the Fund.

     Section 10. Written Reports

     While the Plan is in effect, the Fund's Board of Trustees shall receive, and the Trustees shall review, at least quarterly, written reports complying with the requirements of the Rule, which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

     Section 11. Preservation of Materials

     The Fund will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 10 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

     Section 12. Limitation of Liability

     The names "The PNC Fund" and "Trustees of The PNC Fund" refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of "The PNC Fund" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders, officers, representatives or agents of the Fund personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

     Section 13. Miscellaneous

     The captions in the Plan are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the Fund has executed the Plan as of January   , 1996
on behalf of each Class of each Portfolio listed on Appendix A hereto.

                                       THE PNC FUND

                                       By:
                                          -----------------------------
                                         Vice President and Treasurer

                                   APPENDIX A

                                                                                                SHAREHOLDER
                                                DISTRIBUTION FEE         SERVICE FEE           PROCESSING FEE
                                                 (EXPRESSED AS          (EXPRESSED AS          (EXPRESSED AS
                                                  A PERCENTAGE           A PERCENTAGE           A PERCENTAGE
                                                OF AVERAGE DAILY       OF AVERAGE DAILY       OF AVERAGE DAILY
                                                 NET ASSETS OF          NET ASSETS OF          NET ASSETS OF
                                                 THE PORTFOLIO          THE PORTFOLIO          THE PORTFOLIO
                                 CLASS OF       ATTRIBUTABLE TO        ATTRIBUTABLE TO        ATTRIBUTABLE TO
     NAME OF PORTFOLIO            SHARES      THE SPECIFIED CLASS)   THE SPECIFIED CLASS)   THE SPECIFIED CLASS)
----------------------------  --------------  --------------------   --------------------   --------------------
Small Cap Value Equity
  Portfolio.................  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Small Cap Growth Equity
  Portfolio.................  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Growth Equity Portfolio.....  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Value Equity Portfolio......  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Core Equity Portfolio.......  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Index Equity Portfolio......  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%

                                                                                                SHAREHOLDER
                                                DISTRIBUTION FEE         SERVICE FEE           PROCESSING FEE
                                                 (EXPRESSED AS          (EXPRESSED AS          (EXPRESSED AS
                                                  A PERCENTAGE           A PERCENTAGE           A PERCENTAGE
                                                OF AVERAGE DAILY       OF AVERAGE DAILY       OF AVERAGE DAILY
                                                 NET ASSETS OF          NET ASSETS OF          NET ASSETS OF
                                                 THE PORTFOLIO          THE PORTFOLIO          THE PORTFOLIO
                                 CLASS OF       ATTRIBUTABLE TO        ATTRIBUTABLE TO        ATTRIBUTABLE TO
     NAME OF PORTFOLIO            SHARES      THE SPECIFIED CLASS)   THE SPECIFIED CLASS)   THE SPECIFIED CLASS)
----------------------------  --------------  --------------------   --------------------   --------------------
International Equity
  Portfolio.................  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
International Emerging
  Markets Portfolio.........  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Balanced Portfolio..........  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Short-Term Bond Portfolio...  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Intermediate-Term Bond
  Portfolio.................  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Intermediate Government
  Portfolio.................  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Government Income
  Portfolio.................  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%

                                                                                                SHAREHOLDER
                                                DISTRIBUTION FEE         SERVICE FEE           PROCESSING FEE
                                                 (EXPRESSED AS          (EXPRESSED AS          (EXPRESSED AS
                                                  A PERCENTAGE           A PERCENTAGE           A PERCENTAGE
                                                OF AVERAGE DAILY       OF AVERAGE DAILY       OF AVERAGE DAILY
                                                 NET ASSETS OF          NET ASSETS OF          NET ASSETS OF
                                                 THE PORTFOLIO          THE PORTFOLIO          THE PORTFOLIO
                                 CLASS OF       ATTRIBUTABLE TO        ATTRIBUTABLE TO        ATTRIBUTABLE TO
     NAME OF PORTFOLIO            SHARES      THE SPECIFIED CLASS)   THE SPECIFIED CLASS)   THE SPECIFIED CLASS)
----------------------------  --------------  --------------------   --------------------   --------------------
Core Fixed-Income
  Portfolio.................  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Managed Income Portfolio....  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
International Fixed Income
  Portfolio.................  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Tax-Free Income Portfolio...  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Pennsylvania Tax-Free Income
  Portfolio.................  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
New Jersey Tax-Free Income
  Portfolio.................  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%

                                                                                                SHAREHOLDER
                                                DISTRIBUTION FEE         SERVICE FEE           PROCESSING FEE
                                                 (EXPRESSED AS          (EXPRESSED AS          (EXPRESSED AS
                                                  A PERCENTAGE           A PERCENTAGE           A PERCENTAGE
                                                OF AVERAGE DAILY       OF AVERAGE DAILY       OF AVERAGE DAILY
                                                 NET ASSETS OF          NET ASSETS OF          NET ASSETS OF
                                                 THE PORTFOLIO          THE PORTFOLIO          THE PORTFOLIO
                                 CLASS OF       ATTRIBUTABLE TO        ATTRIBUTABLE TO        ATTRIBUTABLE TO
     NAME OF PORTFOLIO            SHARES      THE SPECIFIED CLASS)   THE SPECIFIED CLASS)   THE SPECIFIED CLASS)
----------------------------  --------------  --------------------   --------------------   --------------------
Ohio Tax-Free Income
  Portfolio.................  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Money Market Portfolio......  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Municipal Money Market
  Portfolio.................  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Government Money Market
  Portfolio.................  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Ohio Municipal Money Market
  Portfolio.................  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Pennsylvania Municipal Money
  Market Portfolio..........  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%

                                                                                                SHAREHOLDER
                                                DISTRIBUTION FEE         SERVICE FEE           PROCESSING FEE
                                                 (EXPRESSED AS          (EXPRESSED AS          (EXPRESSED AS
                                                  A PERCENTAGE           A PERCENTAGE           A PERCENTAGE
                                                OF AVERAGE DAILY       OF AVERAGE DAILY       OF AVERAGE DAILY
                                                 NET ASSETS OF          NET ASSETS OF          NET ASSETS OF
                                                 THE PORTFOLIO          THE PORTFOLIO          THE PORTFOLIO
                                 CLASS OF       ATTRIBUTABLE TO        ATTRIBUTABLE TO        ATTRIBUTABLE TO
     NAME OF PORTFOLIO            SHARES      THE SPECIFIED CLASS)   THE SPECIFIED CLASS)   THE SPECIFIED CLASS)
----------------------------  --------------  --------------------   --------------------   --------------------
North Carolina Municipal
  Money Market Portfolio....  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
New Jersey Municipal Money
  Market Portfolio..........  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Virginia Municipal Money
  Market Portfolio..........  Institutional              0%                     0%                     0%
                              Service                    0%                   .15%                   .15%
                              Investor A               .10%                   .25%                   .15%
                              Investor B               .75%                   .25%                   .15%
                              Investor C               .75%                   .25%                   .15%
Multi-Sector Mortgage
  Securities Portfolio
  III.......................  Institutional              0%                     0%                     0%

PROXY                           THE PNC(R) FUND
                           TAX-FREE INCOME PORTFOLIO
                           (SERIES A INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Tax-Free Income Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2) AND (3).

                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                         OHIO TAX-FREE INCOME PORTFOLIO
                    (SERIES A AND SERIES B INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Ohio Tax-Free Income Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2) AND (3).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                    (SERIES A AND SERIES B INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Pennsylvania Tax-Free Income Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2) AND (3).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                             VALUE EQUITY PORTFOLIO
                           (SERIES A INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Value Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and Provident Capital Management, Inc. with respect
      to the Portfolio.                      / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2) AND (3).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                            GROWTH EQUITY PORTFOLIO
                           (SERIES A INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Growth Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Equity Advisors Company with respect to the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2) AND (3).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                       SMALL CAP GROWTH EQUITY PORTFOLIO
                           (SERIES A INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Small Cap Growth Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Equity Advisors Company with respect to the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2) AND (3).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                             CORE EQUITY PORTFOLIO
                           (SERIES A INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Core Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and Provident Capital Management, Inc. with respect
      to the Portfolio.                      / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2) AND (3).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                        SMALL CAP VALUE EQUITY PORTFOLIO
                    (SERIES A AND SERIES B INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Small Cap Value Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and Provident Capital Management, Inc. with respect
      to the Portfolio.                      / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2) AND (3).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                             INDEX EQUITY PORTFOLIO
                           (SERIES A INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Index Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSAL (2).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                         INTERNATIONAL EQUITY PORTFOLIO
                    (SERIES A AND SERIES B INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the International Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and Provident Capital Management, Inc. with respect
      to the Portfolio.                      / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2) AND (3).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                    INTERNATIONAL EMERGING MARKETS PORTFOLIO
                           (SERIES A INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the International Emerging Markets Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and Provident Capital Management, Inc. with respect
      to the Portfolio.                      / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2) AND (3).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                             MONEY MARKET PORTFOLIO
                    (SERIES A AND SERIES B INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2) AND (3).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                        MUNICIPAL MONEY MARKET PORTFOLIO
                           (SERIES A INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Municipal Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2) AND (3).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                       GOVERNMENT MONEY MARKET PORTFOLIO
                           (SERIES A INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Government Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2) AND (3).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                     OHIO MUNICIPAL MONEY MARKET PORTFOLIO
                           (SERIES A INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Ohio Municipal Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2) AND (3).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                 PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO
                           (SERIES A INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Pennsylvania Municipal Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2) AND (3).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO
                           (SERIES A INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the North Carolina Municipal Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2) AND (3).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                           TAX-FREE INCOME PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Tax-Free Income Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                         OHIO TAX-FREE INCOME PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Ohio Tax-Free Income Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Pennsylvania Tax-Free Income Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                             VALUE EQUITY PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Value Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and Provident Capital Management, Inc. with respect
      to the Portfolio.                      / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                            GROWTH EQUITY PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Growth Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Equity Advisors Company with respect to the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                       SMALL CAP GROWTH EQUITY PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Small Cap Growth Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Equity Advisors Company with respect to the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                             CORE EQUITY PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Core Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and Provident Capital Management, Inc. with respect
      to the Portfolio.                      / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                        SMALL CAP VALUE EQUITY PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Small Cap Value Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and Provident Capital Management, Inc. with respect
      to the Portfolio.                      / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                             INDEX EQUITY PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Index Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2) AND (3).

                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                         INTERNATIONAL EQUITY PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the International Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and Provident Capital Management, Inc. with respect
      to the Portfolio.                      / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                    INTERNATIONAL EMERGING MARKETS PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the International Emerging Markets Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and Provident Capital Management, Inc. with respect
      to the Portfolio.                      / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                             MONEY MARKET PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                        MUNICIPAL MONEY MARKET PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Municipal Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                     OHIO MUNICIPAL MONEY MARKET PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Ohio Municipal Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                 PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Pennsylvania Municipal Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the North Carolina Municipal Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                   VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Virginia Municipal Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                           TAX-FREE INCOME PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Tax-Free Income Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                         OHIO TAX-FREE INCOME PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Ohio Tax-Free Income Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Pennsylvania Tax-Free Income Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                             VALUE EQUITY PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Value Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and Provident Capital Management, Inc. with respect
      to the Portfolio.                      / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                            GROWTH EQUITY PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Growth Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Equity Advisors Company with respect to the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                       SMALL CAP GROWTH EQUITY PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Small Cap Growth Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Equity Advisors Company with respect to the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                             CORE EQUITY PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Core Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and Provident Capital Management, Inc. with respect
      to the Portfolio.                      / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                        SMALL CAP VALUE EQUITY PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Small Cap Value Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and Provident Capital Management, Inc. with respect
      to the Portfolio.                      / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                             INDEX EQUITY PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Index Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez
        Anthony M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2) AND (3).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                         INTERNATIONAL EQUITY PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the International Equity Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and Provident Capital Management, Inc. with respect
      to the Portfolio.                      / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                    INTERNATIONAL EMERGING MARKETS PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the International Emerging Markets Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and Provident Capital Management, Inc. with respect
      to the Portfolio.                      / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                             MONEY MARKET PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                        MUNICIPAL MONEY MARKET PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Municipal Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                       GOVERNMENT MONEY MARKET PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Government Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                     OHIO MUNICIPAL MONEY MARKET PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Ohio Municipal Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                 PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Pennsylvania Municipal Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the North Carolina Municipal Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                   VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Virginia Municipal Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1)    Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                                / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                               BALANCED PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Balanced Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement among PAMG, Provident Capital Management, Inc. and BlackRock Financial Management, Inc. with respect to the Portfolio.
                                             / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   (5) Proposal to approve a revised fundamental borrowing limitation for the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3), (4) AND (5).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                            MANAGED INCOME PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in Service Shares of the Managed Income Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   (5) Proposal to approve a revised fundamental borrowing limitation for the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3), (4) AND (5).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                       INTERMEDIATE GOVERNMENT PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in Service Shares of the Intermediate Government Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   (5) Proposal to approve a revised fundamental borrowing limitation for the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3), (4) AND (5).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                           SHORT-TERM BOND PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in Service Shares of the Short-Term Bond Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   (5) Proposal to approve a revised fundamental borrowing limitation for the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3), (4) AND (5).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                        INTERMEDIATE-TERM BOND PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in Service Shares of the Intermediate-Term Bond Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   (5) Proposal to approve a revised fundamental borrowing limitation for the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3), (4) AND (5).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                               BALANCED PORTFOLIO
                    (SERIES A AND SERIES B INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Balanced Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement among PAMG, Provident Capital Management, Inc. and BlackRock Financial Management, Inc. with respect to the Portfolio.

                                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   (4) Proposal to approve a revised fundamental borrowing limitation for the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                            MANAGED INCOME PORTFOLIO
                           (SERIES A INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Managed Income Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a revised fundamental borrowing limitation for the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                       INTERMEDIATE GOVERNMENT PORTFOLIO
                           (SERIES A INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Intermediate Government Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a revised fundamental borrowing limitation for the Portfolio.
                                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                           SHORT-TERM BOND PORTFOLIO
                           (SERIES A INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Short-Term Bond Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a revised fundamental borrowing limitation for the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                        INTERMEDIATE-TERM BOND PORTFOLIO
                           (SERIES A INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Intermediate-Term Bond Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a revised fundamental borrowing limitation for the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                          GOVERNMENT INCOME PORTFOLIO
                    (SERIES A AND SERIES B INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Government Income Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a revised fundamental borrowing limitation for the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                               BALANCED PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Balanced Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement among PAMG, Provident Capital Management, Inc. and BlackRock Financial Management, Inc. with respect to the Portfolio.
                                             / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   (5) Proposal to approve a revised fundamental borrowing limitation for the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3), (4) AND (5).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                            MANAGED INCOME PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Managed Income Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   (5) Proposal to approve a revised fundamental borrowing limitation for the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3), (4) AND (5).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                       INTERMEDIATE GOVERNMENT PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Intermediate Government Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   (5) Proposal to approve a revised fundamental borrowing limitation for the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3), (4) AND (5).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                           SHORT-TERM BOND PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Short-Term Bond Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   (5) Proposal to approve a revised fundamental borrowing limitation for the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3), (4) AND (5).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                        INTERMEDIATE-TERM BOND PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Intermediate-Term Bond Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

William O. Albertini      Raymond J. Clark      Robert M. Hernandez      Anthony
                   M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and BlackRock Financial Management, Inc. with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   (5) Proposal to approve a revised fundamental borrowing limitation for the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3), (4) AND (5).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                  NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the New Jersey Municipal Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (2) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSALS (1) AND (2).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995
                                                    ----------------------


                                              X
                                               ---------------------------------
                                                          Signature

                                              X
                                               ---------------------------------
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                  NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
                                (SERVICE SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the New Jersey Municipal Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (2) Proposal to approve a distribution plan for Service Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSALS (1) AND (2).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995
                                                    ----------------------

                                              X
                                               ---------------------------------
                                                          Signature

                                              X
                                               ---------------------------------
                                                  Signature, if held jointly

PROXY                           THE PNC(R) FUND
                  NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO
                           (SERIES A INVESTOR SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on January 4, 1996 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the New Jersey Municipal Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

   (1) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSAL (1).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995
                                                    ----------------------
                                              X
                                              ----------------------------------
                                                          Signature

                                              X
                                              ----------------------------------
                                                  Signature, if held jointly

                               [PRELIMINARY COPY]
PROXY                           THE PNC(R) FUND
                       GOVERNMENT MONEY MARKET PORTFOLIO
                             (INSTITUTIONAL SHARES)

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The PNC(R) FUND (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held at the Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809 on December 20, 1995 at 10:00 a.m.

   The undersigned hereby appoints Edward J. Roach and G. Willing Pepper, and either of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all shares of beneficial interest evidencing interests in the Government Money Market Portfolio (the "Portfolio") of the Fund that are held of record by the undersigned on the record date for the Meeting, upon the following matters AND UPON ANY OTHER MATTER WHICH MAY COME BEFORE THE MEETING, IN THEIR
DISCRETION:

   (1) Election of Trustees: / / FOR all nominees listed below (except as marked to the contrary below).

                             / / WITHHOLD AUTHORITY to vote for all nominees listed below.

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS/HER NAME IN THE LIST BELOW:

               Anthony M. Santomero      David R. Wilmerding, Jr.

   (2) Proposal to ratify the selection of Coopers & Lybrand, LLP as independent accountant for the Fund for its fiscal year ending September 30, 1996.

                                             / / FOR   / / AGAINST   / / ABSTAIN

   (3) Proposal to approve a new investment advisory agreement between the Fund and PNC Asset Management Group, Inc. ("PAMG") and a new sub-advisory agreement between PAMG and PNC Institutional Management Corporation with
      respect to the Portfolio.              / / FOR   / / AGAINST   / / ABSTAIN

   (4) Proposal to approve a distribution plan for Institutional Shares of the
      Portfolio.                             / / FOR   / / AGAINST   / / ABSTAIN

                                   (Continued, and to be signed on reverse side)

(Continued from other side)

   (5) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

   Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF TRUSTEES AND FOR PROPOSALS (2), (3) AND (4).
                                              PLEASE SIGN, DATE AND RETURN THE
                                              PROXY CARD PROMPTLY USING THE
                                              ENCLOSED ENVELOPE

                                              Please sign exactly as name
                                              appears hereon. When shares are
                                              held by joint tenant, both should
                                              sign. When signing as attorney or
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.
                                              Dated:                      , 1995

                                              X
                                                          Signature

                                              X
                                                  Signature, if held jointly